SEAFARER FUNDS

PROSPECTUS

August 31, 2017

Seafarer Overseas Growth and Income Fund

Investor Class SFGIX
Institutional Class SIGIX

Seafarer Overseas Value Fund

Investor Class SFVLX
Institutional Class SIVLX

TABLE OF CONTENTS

Summary Sections	2
Seafarer Overseas Growth and Income Fund	2
Seafarer Overseas Value Fund	9
Investment Objectives and Principal Investment Strategies	15
More on the Funds’ Investments and Related Risks	17
Disclosure of Portfolio Holdings	25
Management	26
Portfolio Managers	28
Administrator, Transfer Agent, and Distributor	29
Buying and Redeeming Shares	29
Share Transactions	37
Dividends and Distributions	39
Taxes	39
Financial Highlights	42
Additional Information About the Funds	Back Cover

Seafarer Overseas Growth and Income Fund

SEAFARER OVERSEAS GROWTH AND INCOME FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.27%	0.17%
Other Fund Expenses	0.12%	0.12%
Shareholder Service Plan	0.15%	0.05%
Total Annual Fund Operating Expenses	1.02%	0.92%
Fee Waiver and Expense Reimbursement(1)	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	1.02%	0.92%

1)
Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”) has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes you purchase your shares on August 31, 2017, and reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

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Seafarer Overseas Growth and Income Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$104	$325	$563	$1,247
Institutional Class	$94	$293	$509	$1,130

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend-paying common stocks, preferred stocks, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the United States), foreign governments and their agencies, where “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning convertible bonds and dividend-paying equities is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations include, but are not limited to:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as FTSE and MSCI.

The Fund may also invest in the securities of companies located in selected foreign developed nations, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, and solely with respect to the geographical scope of the Fund, these nations include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the

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Seafarer Overseas Growth and Income Fund

company’s securities, the particular country; (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities.

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may generally invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances that could prevent the Fund from achieving its investment objective. These include additional risks that are not described here, but which are described in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Sweep Program Risk

The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. The vehicles through which the Fund’s cash sweep program is administered may include bank deposits that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies;

Prospectus – August 31, 2017	4

Seafarer Overseas Growth and Income Fund

pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation. Any of the aforementioned currency risks may result in any or all of the following:  such risks might induce material volatility to the Fund’s net asset value; such risks might alter the fair value of the Fund's assets; or such risks might compromise the Fund's liquidity in a material manner, including compromising the Fund's ability to honor redemption requests from its shareholders.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have low per capita income. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments; social and legal systems that do not protect shareholders; economies based on only a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight, than those in more developed countries. Developing countries may be especially prone to currency-related risks.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; corruption; and military activity.

Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

High Yield or Junk Bond Risk

The Fund may invest in high yield securities. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

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Seafarer Overseas Growth and Income Fund

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Liquidity Risk

Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Sector Emphasis Risk

Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Small- and Mid-Sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depository receipts may not enjoy the same degree of liquidity as the underlying securities that they represent. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

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Seafarer Overseas Growth and Income Fund

Annual Total Returns

Institutional Class (SIGIX) for calendar years ended December 31

Best Quarter – Q1 2015	8.58%
Worst Quarter – Q3 2015	-14.55%

The Fund’s Institutional Class year-to-date return as of June 30, 2017 was 15.51%.

Average Annual Total Returns

For periods ended December 31, 2016

Fund Name	Return Type	1 Year	Since Inception (2/15/2012)
Seafarer Overseas Growth and Income Fund – Institutional	Before Taxes	9.34%	4.82%
	After Taxes on Distributions(1)	8.75%	3.99%
	After Taxes on Distributions and Sale of Fund Shares(1)	5.53%	3.51%
Seafarer Overseas Growth and Income Fund – Investor(2)	Before Taxes	9.28%	4.69%
MSCI Emerging Markets Total Return Index	No fees, expenses or taxes applied	11.60%	-1.31%

(1)
After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

(2)
After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when buying or selling shares of the Fund.

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Andrew Foster is the Portfolio Manager of the Fund, and has primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Foster has held his role since the inception of the Fund in February 2012. Paul Espinosa and Kate Jaquet are Co-Portfolio Managers of the Fund since June 2016. Inbok Song is a Co-Portfolio Manager of the Fund since August 2017.

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Seafarer Overseas Growth and Income Fund

Purchase and Sale of Fund Shares

The Fund offers two classes of shares, an Investor Class and an Institutional Class, each of which is offered by this Prospectus. The minimum initial investment for the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for both share classes.

The Fund closed to most new investors on September 30, 2016. The Fund is available for purchase only by the following investors:

●	Existing shareholders of the Fund;
●	Financial advisors, consultants and discretionary programs with existing clients in the Fund (i.e., they can continue to add new clients in the Fund);
●	Retirement plans or platforms with participants who currently invest in the Fund;
●	Model-based programs with existing accounts in the Fund; and
●	Employees of Seafarer and their families.

Please note that some intermediaries may not be able to accommodate the conditions set out above.

If a shareholder closes an account in the Fund due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund.

The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 44474, Denver, Colorado 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Seafarer Overseas Value Fund

SEAFARER OVERSEAS VALUE FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	2.96%	2.88%
Other Fund Expenses	2.81%	2.83%
Shareholder Service Plan	0.15%	0.05%
Total Annual Fund Operating Expenses(1)	3.71%	3.63%
Fee Waiver and Expense Reimbursement(2)	-2.56%	-2.58%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.15%	1.05%

1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

2)
Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”) has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes you purchase your shares on August 31, 2017, and reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$117	$897	$1,698	$3,788
Institutional Class	$107	$872	$1,657	$3,716

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Seafarer Overseas Value Fund

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in common stocks, preferred stocks, and debt obligations of foreign companies (which the Fund regards as companies located outside the United States).

The Fund’s portfolio is generally comprised of securities identified through a bottom-up security selection process based on thorough fundamental research. The Fund’s investment adviser, Seafarer, Capital Partners, LLC (“Seafarer” or the “Adviser”), intends to employ a “value” style of investing. A “value” style of investing emphasizes investing in companies that currently have low or depressed valuations, but which also have the prospect of achieving improved valuations in the future. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

The Fund can invest without constraint in the securities of companies located in developing countries. Seafarer considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations include, but are not limited to:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as FTSE and MSCI.

The Fund may also invest in the securities of companies located in selected foreign developed nations, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, and solely with respect to the geographical scope of the Fund, these nations include, but are not limited to, Hong Kong and Singapore.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities.

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Seafarer Overseas Value Fund

The Fund may typically invest in debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may generally invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances that could prevent the Fund from achieving its investment objective. These include additional risks that are not described here, but which are described in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Sweep Program Risk

The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. The vehicles through which the Fund’s cash sweep program is administered may include bank deposits that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments. Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation. Any of the aforementioned currency risks may result in any or all of the following:  such risks might induce material volatility to the Fund’s net asset value; such risks might alter the fair value of the Fund's assets; or such risks might compromise the Fund's liquidity in a material manner, including compromising the Fund's ability to honor redemption requests from its shareholders.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have low per capita income. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments; social and legal systems that do not protect shareholders; economies based on only a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight, than those in more developed countries. Developing countries may be especially prone to currency-related risks.

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Seafarer Overseas Value Fund

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; corruption; and military activity.

Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property. Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

High Yield or Junk Bond Risk

The Fund may invest in high yield securities. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Liquidity Risk

Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and

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could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Sector Emphasis Risk

Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Small- and Mid-Sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depository receipts may not enjoy the same degree of liquidity as the underlying securities that they represent. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. Value stocks also may decline in price even though they are already undervalued.

Performance Information

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns, and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Manager

Paul Espinosa and Andrew Foster are responsible for the day-to-day management of the Fund’s portfolio. Mr. Espinosa is the Lead Portfolio Manager of the Fund. Mr. Foster is the Co-Portfolio Manager of the Fund. The two portfolio managers have held such roles since the inception of the Fund in May 2016.

Purchase and Sale of Fund Shares

The Fund offers two classes of shares, an Investor Class and an Institutional Class, each of which is offered by this Prospectus. The minimum initial investment for the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial

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Seafarer Overseas Value Fund

investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for both share classes.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 44474, Denver, Colorado 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SEAFARER FUNDS

Seafarer Overseas Growth and Income Fund

Seafarer Overseas Value Fund

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of the Seafarer Overseas Growth and Income Fund and the Seafarer Overseas Value Fund (each a “Fund” and collectively the “Funds”). See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about each Fund’s investments and the risks of investing.

Investment Objectives

The Seafarer Overseas Growth and Income Fund seeks to provide long-term capital appreciation along with some current income, and seeks to mitigate adverse volatility in returns as a secondary objective.

The Seafarer Overseas Value Fund seeks to provide long-term capital appreciation.

The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote. The Funds will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

Seafarer Overseas Growth and Income Fund

Under normal market conditions, the Seafarer Overseas Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend-paying common stocks, preferred stocks, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the United States), foreign governments and their agencies, where “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning convertible bonds and dividend-paying equities is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations include, but are not limited to:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as FTSE and MSCI.

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The Fund may also invest in the securities of companies located in selected foreign developed nations, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, and solely with respect to the geographical scope of the Fund, these nations include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities.

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may generally invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Seafarer Overseas Value Fund

Under normal market conditions, the Seafarer Overseas Value Fund seeks to achieve its investment objective by investing primarily in common stocks, preferred stocks, and debt obligations of foreign companies (which the Fund regards as companies located outside the United States).

The Fund’s portfolio is generally comprised of securities identified through a bottom-up security selection process based on thorough fundamental research. The Fund’s investment adviser, Seafarer, intends to employ a “value” style of investing. A “value” style of investing emphasizes investing in companies that currently have low or depressed valuations, but which also have the prospect of achieving improved valuations in the future. The Fund seeks to produce a minimum long-term rate of return by investing in securities priced at a discount to their intrinsic value.

The Fund can invest without constraint in the securities of companies located in developing countries. Seafarer considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations include, but are not limited to:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia: Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America: Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as FTSE and MSCI.

The Fund may also invest in the securities of companies located in selected foreign developed nations, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, and solely with respect to the geographical scope of the Fund, these nations include, but are not limited to, Hong Kong and Singapore.

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The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities.

The Fund may typically invest in debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.” The Fund may allocate among equity and debt investments without limitation.

The Fund may generally invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase. The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

MORE ON THE FUNDS’ INVESTMENTS AND RELATED RISKS

The Funds’ investment objectives and principal investment strategies are described above under “Investment Objectives and Principal Investment Strategies.” This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect the Funds’ portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

Non-Principal Investment Strategies

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of a Fund. If successful, they may benefit a Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Temporary Defensive Investments/Cash and Cash Equivalents

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents, and sovereign, government and agency debts and obligations. Cash positions may be administered through the Funds’ cash sweep program, which may entail cash holdings in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. The Fund may also hold all or a portion of its uninvested cash in foreign currencies or their equivalents.

When-Issued and Delayed Delivery Securities

Each Fund may buy, sell, or receive by corporate action, securities on a when-issued or delayed delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade.

Borrowing and Leverage

Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure

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Seafarer Funds

to capital risk, and borrowed funds are subject to interest costs that will reduce net income. Leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings.

Cash Flows

The ability of a Fund to satisfy its investment objective depends to some extent on the portfolio manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The manager will make investment changes to the Fund’s portfolio to accommodate cash flow while continuing to seek its investment objective.

Derivatives

Each Fund may use instruments referred to as derivative securities. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. The Fund may use derivatives for hedging purposes. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging

Although each Fund is permitted to actively hedge currencies or assets, the Funds do not anticipate, under normal market conditions, actively hedging currencies or assets to any material extent. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Funds or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced or may be increased.

The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that the Fund’s hedging strategies will be effective. The Fund is not required to engage in hedging transactions and the Fund may choose not to do so.

Foreign Exchange Transactions

Each Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for the purpose of settling transactions for securities denominated in foreign currencies. The Fund intends to conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific amount of currency at a future date, at a price and on a date set at the time of the contract. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing as the contract is struck.

Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the

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counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity.

Each Fund will segregate liquid assets that will be marked-to-market daily to meet its forward contract commitments to the extent required by the SEC. The Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if: (i) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency, or (ii) the Fund maintains cash or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (i) above, as marked-to-market daily.

Each Fund may also (but is not required to) use the Currency Instruments described above to hedge against movements in a security the Fund owns or intends to acquire. Under normal market conditions, the Fund does not anticipate using such currency instruments to actively hedge exposures within the portfolio.

Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on each Fund’s investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Portfolio Turnover

Each Fund is intended as a long-term investment vehicle. As such, it does not intend to engage in short-term trading; however, it may do so from time to time. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed as ordinary income. Please note that shareholder activity (redemptions or subscriptions to the Fund) may influence the Fund’s portfolio turnover rate.

Principal and Non-Principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks and certain non-principal risks of each Fund are summarized in the Fund’s “Fund Summary” section above and further described in the following table. A Fund may be subject to additional risks other than those described because the types of investments made by the Fund may change over time. For additional information regarding risks of investing in a Fund, including other non-principal risks of a Fund, please see the Statement of Additional Information.

P = Principal risk NP = Non-principal risk N/A = Not applicable

	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
Cash Positions Risk	NP	NP
Cash Sweep Program Risk	P	P
Common and Preferred Stock Risks	P	P
Convertible Securities Risk	P	NP

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	Seafarer Overseas Growth and Income Fund	Seafarer Overseas Value Fund
Currency Risk	P	P
Cybersecurity Risk	NP	NP
Derivatives Risk	NP	NP
Developing Country Risk	P	P
Equity Securities Risk	P	P
Fixed Income Securities Risk	P	P
Foreign Securities Risk	P	P
High Yield or Junk Bond Risk	P	P
Initial Public Offerings Risk	NP	NP
Issuer Focus Risk	P	P
Liquidity Risk	P	P
Managed Portfolio Risk	P	P
Market Risk	P	P
Repurchase Agreements Risk	NP	NP
Risks Related to Expenses	NP	NP
Sector Emphasis Risk	P	P
Short-Term Trading Risk	NP	NP
Small- and Mid-Sized Company Risk	P	P
Trading Markets & Depositary Receipts Risk	P	P
Value Stock Risk	N/A	P

Cash Positions Risk

When the Fund’s investments in cash or similar investments increase (which may occur in response to adverse market, economic or political conditions, or when the Adviser believes there are not sufficient investment opportunities that meet the Fund’s investment criteria), it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. Under such circumstances, the Fund may not achieve its investment objective.

Cash Sweep Program Risk

The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks. The vehicles through which the Fund’s cash sweep program is administered may include bank deposits that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

Stock markets are volatile. The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions. The Fund may invest in the common stocks of companies that have historically paid dividends; however, there is no certainty that such companies that have historically paid dividends will continue to do so in the future. Dividend-paying common stocks, in particular those whose market price is closely related to their yield, may exhibit

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greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.

The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The prices of common and preferred stocks, even those that pay regular dividends, can be highly volatile. Investors should not assume that the Fund’s investments in such securities will necessarily reduce the volatility of the price of the Fund’s shares (net asset value or “NAV”) or provide “protection,” compared to other types of securities, when markets perform poorly.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Fund to value such securities.

Currency Risk

When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. Additionally, developing countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income, or may impose fees for doing so. Such controls might result in undervalued or overvalued currencies, pronounced volatility in exchange rates, and limited trading liquidity; they might also affect the value of the Fund’s holdings, or compromise the Fund’s liquidity. Certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Taxes” below. Funds that may invest in securities denominated in, or which receive revenues in, foreign currencies are subject to this risk.

Cybersecurity Risk

In connection with the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code and unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, inability of Fund shareholders to transact in their Fund accounts, inability of the Fund to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other

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laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivatives Risk

Under normal market circumstances, the Fund does not intend to invest in derivatives. However, it may do so for risk management purposes or as part of broader investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Also, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have low per capita income. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments; social and legal systems that do not protect shareholders; economies based on only a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight, than those in more developed countries. Developing countries may be especially prone to currency-related risks.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows. Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield. For example: the price of a bond with a duration of 5 years would change approximately 5% for a 1% change in yield. The price of a bond with a duration of 10 years would be expected to decline by approximately 10% if its yield was to rise by +1%. Bond yields tend to fluctuate in response to changes in market levels of interest rates. Generally, if interest rates rise, a bond’s yield will also rise in response; the duration of the bond will determine how much the price of the bond will change in response to the change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies. Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property.

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Investments in foreign issuers may be subject to various risks including, depending on the country in question, currency fluctuations; higher transaction costs; delayed settlement; possible controls on investment, including limitations on foreign ownership; expropriation and nationalization risks; sanctions or other measures by the United States or other governments; liquidity risks and extended trading halts; abnormally high price volatility; and less stringent investor protection and disclosure standards of foreign markets, such as the lack of availability of financial statements printed in English and different accounting standards versus U.S. Generally Accepted Accounting Principles (GAAP).

In order to gain exposure to certain foreign issuers, the Fund may participate in market access mechanisms administered by the respective markets, which may be subject to quota controls, heightened liquidity risks and different settlement procedures than would typically be expected with respect to U.S. issuers. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely.

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of developing countries (including countries in which the Fund invests, as well as broader regions); international relations with other nations; natural disasters; corruption and military activity.

The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. In addition, as its consumer class emerges, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the exchange rate mechanism.

Developing countries in Eastern Europe, Latin America, the Middle East and Africa may be similarly negatively affected by political, military, religious and economic factors. Political upheaval and associated events may occur more frequently in developing countries. United States military actions in much of the Middle East cannot be predicted.

Turmoil in developed countries may also impact contiguous developing countries. Western Europe’s fiscal position and related concerns may impact the emerging economies of Eastern Europe. Similarly, hunger and disease in Africa and the rise of religious radical groups can adversely impact the growth of emerging economies on the continent of Africa.

The Fund cannot predict the effects of geopolitical events in the future on the United States and global economy and securities markets.

High Yield or Junk Bond Risk

The Fund may invest in high yield securities. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Initial Public Offerings (IPOs) Risk

IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often

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oversubscribed and may not be available to the Fund, or only in very limited quantities. Thus, when the Fund’s size is smaller, any gains or losses from IPOs may have an exaggerated impact on the Fund’s performance than when the Fund is larger. Although IPO investments have had a positive impact on the performance of some funds, there can be no assurance that the Fund will have favorable IPO investment opportunities in the future, or that the Fund’s investments in IPOs will have a positive impact on the Fund’s performance.

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets. As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Liquidity Risk

Liquidity risk exists when reduced trading volume, a relative lack of market makers, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in developing countries.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses. There is no guarantee that Seafarer’s security selection techniques will achieve the Fund’s investment objective or produce desired results.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Repurchase Agreements, Reverse Repurchase Agreements and Other Borrowings Risk

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account an amount of cash, U.S. government securities or

Prospectus – August 31, 2017	24

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other liquid, high-grade debt securities at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Risks Related to Expenses

Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater than those indicated.

Sector Emphasis Risk

Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Short-Term Trading Risk

The Fund is not intended for short-term trading by investors. Investors who hold shares of a Fund for the short term, including market-timers, may harm the Fund and other shareholders by diluting the value of their shares, disrupting management of the Fund’s portfolio and causing the Fund to incur additional costs, which are borne by non-redeeming shareholders. The Fund attempts to minimize the financial impact of short-term trading and market-timing transactions through policies and procedures designed to deter frequent purchases and redemptions. In addition, the Fund attempts to discourage time-zone arbitrage and similar market-timing activities, which seek to benefit from any differences between the Fund’s NAV and the fair value of its holdings that may occur between the closing times of foreign markets and the closing time of U.S. markets (when the Fund’s NAV is calculated).

Small- and Mid-Sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. Depository receipts may not enjoy the same degree of liquidity as the underlying securities that they represent. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Value Stock Risk

Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. Value stocks also may decline in price even though they are already undervalued.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ Statement of Additional Information.

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MANAGEMENT

Seafarer Capital Partners, LLC, subject to the authority of the Board of Trustees, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in 2011, and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1100 Larkspur Landing Circle, Suite 375, Larkspur, CA, 94939.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds, in the aggregate, pay the Adviser an annual management fee of 0.75% of the aggregate average daily net assets of the Funds up to $1.5 billion and 0.70% of the aggregate average daily net assets of the Funds over $1.5 billion. Each Fund shall pay to the Adviser a monthly fee at the annual rate using the applicable management fee calculated based on the Fund’s pro rata share of the Funds’ combined average daily net assets.

Each Fund has adopted a Shareholder Services Plan (the “Services Plan”) for each of its share classes. Under the Services Plan, each Fund is authorized to enter into shareholder service agreements with investment advisers, financial institutions and other service providers (“Participating Organizations”) to maintain and provide certain administrative and servicing functions in relation to the accounts of shareholders. The Services Plan will cause each Fund to pay an aggregate fee, not to exceed on an annual basis 0.15% and 0.05% of the average daily net asset value of the Investor and Institutional classes, respectively. Such payments will be made on assets attributable to or held in the name of a Participating Organization, on behalf of its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable.

The Adviser has agreed to contractually waive and/or reimburse fees or expenses in order to limit each Fund’s Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to, in the case of the Seafarer Overseas Growth and Income Fund, 1.15% and 1.05%, and in the case of the Seafarer Overseas Value Fund, 1.15% and 1.05%, of such Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

The initial term of the Advisory Agreement is, separately with respect to each Fund, two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Seafarer Overseas Growth and Income Fund’s Advisory Agreement is provided in the Fund’s Annual Report to shareholders for the period ended April 30, 2017. A discussion regarding the basis for the Board’s initial approval of the Seafarer Overseas Value Fund’s Advisory Agreement is provided in the Fund’s Semi-Annual Report to shareholders for the period ended October 31, 2016.

During the most recent fiscal year ended April 30, 2017, each Fund paid the following aggregate advisory fees, expressed as a percentage of daily net assets (net of waivers), to the Fund’s investment adviser.

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual advisory fee to investment adviser (as a percentage of daily net assets)
Seafarer Overseas Growth and Income Fund	0.75%	0.75%
Seafarer Overseas Value Fund*	N/A	N/A

*	Information for the Seafarer Overseas Value Fund is not included as the Fund has not yet completed a full fiscal year of investment operations.

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Adviser’s Philosophy

Seafarer believes that disciplined active management, applied over a long-term horizon, can enhance investment performance and mitigate portfolio volatility.

Seafarer believes that structural inefficiencies exist within the financial markets of most developing countries. These inefficiencies can give rise to persistent mispricing of individual securities. Such inefficiencies may result from pronounced fluctuations in liquidity conditions, which can distort valuations; alternatively, they may arise from information asymmetries, where market participants misjudge the quality and growth prospects of a given business.

Seafarer further believes that most benchmark indices used to measure the performance of developing markets may incorporate certain shortcomings or biases. These biases mean that popular benchmarks may not fully represent the underlying economic and financial activity that they are supposed to track. Seafarer thinks the presence of these two anomalies – mispriced individual securities, and benchmarks that incorporate biases – might provide an opportunity to enhance long-term investment performance for the benefit of shareholders.

Seafarer’s Growth and Income strategy follows two steps: first, Seafarer seeks to identify and invest in those companies capable of generating sustained growth, but whose prospects have not been widely appreciated by financial markets. Second, Seafarer aims to build diversified and low-turnover portfolios that emulate the characteristics of a reasonable index – one that represents underlying economic activity in select developing markets, and which avoids the biases and shortcomings that Seafarer believes are inherent in standard benchmarks in the developing world.

Seafarer’s Value strategy utilizes a research-driven, bottom-up security selection process based on thorough fundamental research. The process begins when Seafarer identifies, in abstract, the financial and operating conditions that might give rise to value-oriented investment opportunities. Collectively, Seafarer refers to these conditions as “sources of value,” and they span circumstances such as the turnaround of a company in distress, or the sale of a company in which the transaction might unlock value. Seafarer then screens the developing country universe with criteria specifically developed to identify companies in such circumstances. Next, for each prospective investment candidate, Seafarer conducts a thorough analysis of the company’s underlying financial condition and corporate business prospects. Seafarer also makes forecasts regarding a normalized (e.g., non-distressed or a-cyclical) condition of the company’s balance sheets and cash flow, and then uses this information to estimate the company’s intrinsic value. Seafarer may visit the company in order to validate preliminary conclusions and refine underlying assumptions. When possible, Seafarer attempts to compare and benchmark the prospects of the investment candidate against similar historical cases in other parts of the world. Seafarer then selects certain securities for the strategy. Subsequent management visits allow Seafarer to track the company’s progress toward normalization, i.e. the narrowing (or cessation) of the “discount to intrinsic value.”

Seafarer believes that fundamental research on individual companies is the best means by which to capitalize on persistent inefficiencies in financial markets. Seafarer constructs portfolios from the “bottom up,” meaning that it selects individual securities based on their specific merits.

Seafarer believes its process is best suited to a long-term investment horizon. Seafarer avoids chasing short-term investment themes or trying to time markets.

Seafarer’s objective is to provide long-term investment portfolios that offer sustainable growth, reasonable income, suitable diversification and which mitigate volatility. Seafarer’s goal is to build lasting wealth for its clients over time.

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PORTFOLIO MANAGERS

More information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds is included in the Statement of Additional Information.

Portfolio Manager	Fund(s)	Experience
Andrew Foster	Seafarer Overseas Growth and Income Fund Seafarer Overseas Value Fund
Andrew Foster is the Lead Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since its inception in February 2012. He is the Co-Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since its inception in May 2016. He is also the Chief Executive Officer and Chief Investment Officer of Seafarer Capital Partners, LLC, investment adviser to the Funds.

Before founding Seafarer Capital Partners in 2011, Mr. Foster was a Lead Portfolio Manager, Acting Chief Investment Officer, and Director of Research at Matthews International Capital Management, LLC, adviser to the Matthews Asia Funds.

Mr. Foster holds an A.B. in Public Policy and a secondary degree in Economics from Stanford University and an M.B.A. from INSEAD in France.

Paul Espinosa	Seafarer Overseas Growth and Income Fund Seafarer Overseas Value Fund
Paul Espinosa is the Lead Portfolio Manager of the Seafarer Overseas Value Fund, and has been so since its inception in May 2016. He is also a Co-Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since June 2016.

Before joining Seafarer Capital Partners in 2014, Mr. Espinosa was an equity research analyst at Legg Mason, where he focused on global emerging markets. Prior to joining Legg Mason, Mr. Espinosa performed the same function with the same team at Citigroup Asset Management. His previous experience includes equity research at J.P. Morgan Investment Management.

Mr. Espinosa holds an A.B. in Economics with Honors from Brown University. He is a Chartered Financial Analyst.

Kate Jaquet	Seafarer Overseas Growth and Income Fund
Kate Jaquet is a Co-Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since June 2016.

Before joining Seafarer Capital Partners in 2011, Ms. Jaquet was a buy-side high yield research analyst at Seneca Capital Management, LLC. Prior to joining Seneca, she was a sell-side emerging market research analyst at Credit Suisse First Boston. Ms. Jaquet began her career as an economic policy researcher for the Adam Smith Institute in London.

Ms. Jaquet holds a B.Sc. with Honors in Economics and Government and a M.Sc. in Economics and Public Policy, both from the London School of Economics.

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Portfolio Manager	Fund(s)	Experience
Inbok Song	Seafarer Overseas Growth and Income Fund
Inbok Song is a Co-Portfolio Manager of the Seafarer Overseas Growth and Income Fund, and has been so since August 2017. She is also the Director of Research at Seafarer Capital Partners, LLC, investment adviser to the Funds.

Before joining Seafarer Capital Partners in 2016, Ms. Song was an Associate Portfolio Manager at Thornburg Investment Management, focused on emerging markets. Previously, she was a Co-Portfolio Manager at Matthews International Capital Management, adviser to the Matthews Asia Funds. Ms. Song began her career in emerging markets as an analyst with T.Stone Corp, a private equity firm based in Seoul, Korea.

Ms. Song holds a Bachelor’s degree and a Master’s degree in Material Science and Engineering from Seoul National University. She also holds a Master’s degree in International Management from the King’s College, University of London, and a Master’s degree in Management Science and Engineering with a concentration in Finance from Stanford University.

ADMINISTRATOR, TRANSFER AGENT, AND DISTRIBUTOR

ALPS Fund Services, Inc. serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING AND REDEEMING SHARES

The following tables provide a summary of certain information about how to buy, exchange or redeem shares. The information in these tables is qualified in its entirety by the detailed descriptions that follow. You should read these tables in conjunction with the rest of the information in this section.

Investment Minimums*

	Investor Shares	Institutional Shares
Minimum Initial Investment	$2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts.
$25,000 for all accounts. Investors generally may meet the minimum initial investment by aggregating multiple accounts within the Fund. If a shareholder invests through a financial adviser or intermediary, the minimum initial investment may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum.

Minimum Subsequent Investment	$100	$100

*
Each Fund reserves the right to waive or change investment minimums, in general or for accounts as sold through specific financial intermediaries, and delegates such authority to Seafarer. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums. Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

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Opening an Account

By Mail
You may obtain an account application by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday, or via the Funds’ website at seafarerfunds.com.

Please mail your completed account application and a personal check payable to Seafarer Funds to:

	Regular Mail: Seafarer Funds P.O. Box 44474 Denver, CO 80201	Overnight Mail: Seafarer Funds 1290 Broadway, Suite 1100 Denver, CO 80203
Online	Please visit seafarerfunds.com.
By Broker / Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.
By Wire
To open an account and make an initial investment by wire, please first complete an account application form (see the options above).

After the Fund has received your completed account application form at one of the addresses listed above, you will receive an account number. Please ensure that your bank receives this account number as part of your wiring instructions.

For more details on wiring instructions, please call 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday, or visit seafarerfunds.com/wiring-instructions.

Please note that most banks charge fees when sending wires.

Adding to an Account (Subsequent Investment)

Existing Investor and Institutional Class shareholders may purchase additional shares of the same class for all authorized accounts through the methods described below.

By Mail
Please send a letter (with your account number) or statement stub to the Fund, or complete a subscription form (available at seafarerfunds.com or by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday).

Mail the letter or completed form, along with a personal check payable to Seafarer Funds, to:

	Regular Mail: Seafarer Funds P.O. Box 44474 Denver, CO 80201	Overnight Mail: Seafarer Funds 1290 Broadway, Suite 1100 Denver, CO 80203
Online
Before you can make a subsequent investment online, you must first establish online account access. You will need your Fund account number and your Social Security Number to establish online account access. Visit seafarerfunds.com and select Account Login, where you will be able to create a user ID and password.

Via Automatic Investment Plan
You may establish an Automatic Investment Plan when you open your account. To do so, please complete the Automatic Investment Plan section of the account application.

Additionally, you may establish an Automatic Investment Plan by completing the Account Options Form available at seafarerfunds.com.

By Broker/Intermediary	You may contact your broker or intermediary, who may charge you a fee for their services.

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By Wire
Please call us at 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday, and inform us that you will be wiring funds.

Please ensure that your bank receives your Fund account number as part of your wiring instructions. For more details on wiring instructions, please call 1-855-732-9220 or visit seafarerfunds.com/wiring-instructions.

Please note that most banks charge fees when sending wires.

Selling Shares (Redeeming Your Investment)

By Mail
Please send a letter to the Fund, or complete a redemption form (available at seafarerfunds.com or by calling 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday).

Mail the letter or completed form to:

	Regular Mail: Seafarer Funds P.O. Box 44474 Denver, CO 80201	Overnight Mail: Seafarer Funds 1290 Broadway, Suite 1100 Denver, CO 80203

Please include your name, account number and sale amount in dollars or shares. Please ensure that each owner of the account signs the letter or form.

For security purposes, a medallion signature guarantee will be required if:

1. Your written request is for an amount over $50,000; or

2. A change of address was received by the Fund’s transfer agent within the last 30 days; or

3. The money is to be sent to a destination other than your bank account or address of record.

For more information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

By Phone
Please call 1-855-732-9220 between 9:00 AM and 8:00 PM ET, Monday through Friday to redeem your shares.

When you open your account you will automatically have the ability to redeem shares by telephone unless you specify otherwise on your account application. To change your telephone preferences, please complete the Account Options Form available at seafarerfunds.com or call 1-855-732-9220.

PLEASE NOTE: Redemption by phone is not available for retirement or education savings accounts.

By Wire
If you have previously established wiring instructions for your account, please call 1-855-732-9220 to redeem your shares, or complete a redemption form available at seafarerfunds.com. Please note that a Fund or your bank may charge a fee in order to process the wire.

If you have an open account, but have not previously established wiring instructions for that account, please send us a written request to add such wiring instructions to your account. In order to do this, please complete the Transaction Request Form or Account Options Form available at seafarerfunds.com or call 1-855-732-9220.

Online
Before you can sell shares online, you must first establish online account access. You will need your Fund account number and your Social Security Number to establish online account access. Visit seafarerfunds.com and select Account Login, where you will be able to create a user ID and password.

By Broker / Intermediary	Contact your broker or intermediary, who may charge you a fee for their services.

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ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid medallion signature guarantee form, when changing certain information in an account (i.e., wiring instructions etc.). For information on obtaining a medallion signature guarantee, see “Medallion Signature Guarantees” in this Prospectus.

Each Fund has the right to charge an annual service fee or other designated fees (e.g., a transfer, rollover or termination fee) for maintaining a shareholder’s retirement account. In addition, each Fund has the right to be reimbursed for all reasonable expenses, including legal expenses, that the Fund incurs in connection with the administration of a retirement account. Each Fund may charge a shareholder separately for any such fees or expenses, or the Fund may deduct the amount of the fees or expenses from the assets in the shareholder’s retirement account at its discretion. Each Fund reserves the right to charge any additional fee upon 30 days notice to a shareholder that the fee will be effective.

Classes of Shares

Each Fund offers two classes of shares, an Investor Class and an Institutional Class.

Each share class of such Fund represents an investment in the same portfolio of securities, but each share class has its own charges and expense structure. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest;
●	total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers). Such intermediaries may require payments for the provision of distribution, administrative or shareholder retention services, and networking and/or omnibus account fees. Some of the foregoing payments may be borne by the Adviser or other service providers to the Fund; some payments (except those related to distribution) may be borne directly by the Fund.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Shareholder Services Plan

The Investor Class and Institutional Class shares of the Funds have adopted a shareholder services plan (“Services Plan”). Under the Services Plan, the Funds are authorized to pay select financial intermediaries and/or Fund affiliates who have entered into a written agreement with the Funds to perform certain ongoing non-distribution-related shareholder services provided to shareholders in both Investor Class and Institutional Class shares of the Funds (“Participating Organizations”).

The aggregate fees on an annual basis for the Investor Class shares of the Funds are not to exceed 0.15% of the average daily net asset value of the Investor Class shares held in the name of a Participating Organization. The aggregate fees on an annual basis for the Institutional Class shares of the Funds are not to exceed 0.05% of the average daily net asset value of the Institutional Class shares held in the name of a Participating Organization. The Service Plan fees are compensation for providing some or all of the following ongoing shareholder related services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (iii) processing dividend and other distribution payments from each

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Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution-related services or activities. Any amount of such payment not paid during a Fund’s fiscal year for such service activities shall be reimbursed to such Fund’s applicable share class.

Because these Services Plan fees are paid out of a Fund’s assets on an ongoing basis, over time, it will increase the cost of an investment in a Fund. Service Plan Fees incurred are included under “Other Expenses” in a Fund’s Fees and Expenses tables in this Prospectus.

Networking, Sub-Accounting, and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These services are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund, which is typically paid pursuant to the Shareholder Services Plan. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services is in addition to, and distinct from, any payments for distribution-related services, if any, provided to applicable Fund shareholders.

Payments to Select Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional distribution, marketing, shareholder servicing and/or administrative activities to select financial intermediaries out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of each Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to the fees disclosed in this prospectus. Please contact your financial intermediary for details about any fees or expenses it charges.

Investment Minimums

For each Fund, the minimum initial investment for the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for both share classes.

The Funds reserve the right to waive or change investment minimums, in general or for accounts as sold through specific financial intermediaries, and delegate such authority to Seafarer. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. The Funds cannot necessarily ensure that various financial intermediaries will enforce investment minimums.

Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

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Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Seafarer Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

Investors may be charged a fee if they effect transactions through a broker or agent. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, each Fund is available only to U.S. citizens and/or residents.

The Funds generally will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

Restrictions on Fund Purchases

The Seafarer Overseas Growth and Income Fund closed to most new investors on September 30, 2016. The Fund is available for purchase only by the following investors:

●	Existing shareholders of the Fund;
●	Financial advisors, consultants and discretionary programs with existing clients in the Fund (i.e., they can continue to add new clients in the Fund);
●	Retirement plans or platforms with participants who currently invest in the Fund;
●	Model-based programs with existing accounts in the Fund;
●	Employees of Seafarer and their families.

Please note that some intermediaries may not be able to accommodate the conditions set out above.

If a shareholder closes an account in the Fund due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund.

The Fund reserves the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund and delegates such authority to Seafarer.

Automatic Investment Plans

Automatic Investment Plans allow you to make regular investments in a Fund through automatic deductions from your bank account. Automatic Investment Plans are offered for both the Investor and Institutional share classes. You may establish an Automatic Investment Plan when you open your account or, for an existing account, by completing the Account Options Form available at seafarerfunds.com. The minimum automatic deduction is $100 per month or quarter. There is no charge to participate in a Fund’s Automatic Investment Plan. You can stop the deductions at any time by notifying the Fund in writing or via telephone at 1-855-732-9220.

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Redeeming Shares

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemptions, like purchases, may be made directly through the Funds or through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing, redemption or service fee in connection with the redemption of shares.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Payment of redemption proceeds will ordinarily be made on the next business day following the date of redemption, but, in any case, within no more than seven business days from the date of redemption. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to seven business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to your bank account of record. A Fund or your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a medallion signature guarantee, as described in “Medallion Signature Guarantees” in this Prospectus.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make redemption payments in securities rather than cash. If a Fund deems it advisable that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of

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the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares Are Priced” below. A shareholder may pay brokerage charges and other transaction-related fees on the sale of any securities received as a result of a redemption in-kind.

Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. Each Fund requires a medallion signature guarantee on any written redemption request over $50,000 (but may require additional documentation or a medallion signature guarantee on any redemption request, or on certain types of transfer requests or account registration changes). Medallion signature guarantees must be obtained from a participant in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the Financial Industry Regulatory Authority, Inc. or members of the New York Stock Exchange. Call your financial institution to find out if it participates in a medallion program, or call the Funds at 1-855-732-9220 for information on obtaining a medallion signature guarantee.

Share Class Transfers

Fund shareholders may transfer shares between the Investor and Institutional classes of the same Fund. Share class transfers must generally meet the minimum investment requirements described in “Investment Minimums” in this Prospectus, though each Fund reserves the right to waive or change investment minimums and delegates such authority to Seafarer. A share class transfer is generally not considered a taxable transaction. The Funds do not impose fees for such transfers. You may request a share class transfer by telephone or by mail. Please call Shareholder Services at 1-855-732-9220 for more information. Please note: broker-dealers or financial intermediaries might restrict share class transfers, or they might impose fees on such transfers.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of the other Fund, if such Fund is available for sale in your state and meets your investment criteria.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. Any new account or new subscription established through an exchange is subject to any existing restrictions or conditions on the Fund that is to be acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of a Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. If a shareholder exchanges the shares of one Fund for another, the shareholder is not entitled to later reverse the exchange unless all the foregoing conditions are satisfied.

Before effecting an exchange, you should read the prospectus of the Fund into which you are exchanging.

An exchange represents the sale of shares of one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a single Fund are generally not considered a taxable transaction (see “Share Class Transfers” above).

The exchange privilege may be modified or terminated upon sixty (60) days written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

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SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

If at any time your account balance falls below the applicable minimum initial investment amount for the share class and type of account described under “Investment Minimums” in this Prospectus due to redemptions, a letter may be sent advising you to add to your account to meet the applicable minimum account balance, to transfer your shares to another share class of the Fund for which you are eligible, or to redeem the remaining shares in your account. If action is not taken within 30 days of the notice, the Fund may require mandatory redemption of shares, or the Fund may elect to transfer the shares to another share class of the Fund for which you are eligible. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Each Fund reserves the right to waive or change investment minimums, and delegates such authority to Seafarer. Employees of the Adviser and their families are not subject to any initial or subsequent investment minimums.

Share Certificates

The Funds do not issue share certificates.

Verification of Accounting Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire / Insufficient Funds Policy

Each Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. Each Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

Because of the risks associated with an investment in the Funds, and so that you can better manage volatility in each Fund’s NAV, the Funds recommend that you invest only for the long term. Short-term buying and selling of shares of a Fund may have detrimental effects on the Fund and other shareholders. Short-term trading and market timing can disrupt the management of the Fund’s investment portfolio and cause the Fund to incur costs, which are borne by non-redeeming shareholders.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions, and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject, in their sole discretion, any purchase order from any investor the Funds believe has a history of abusive trading or whose trading, in the Funds’ judgment, has been or may be disruptive to the Funds. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical

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limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage a Fund.

How Fund Shares Are Priced

The Board has approved procedures to be used to value the Funds’ securities for the purpose of determining a Fund’s NAV. The valuation of the securities of a Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, provided such price is not deemed stale, and that it represents fair value. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from: (i) a broker/ dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/ dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because a Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value

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methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Funds invest, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

In general, the Seafarer Overseas Growth and Income Fund’s policy is to distribute to its shareholders substantially all net investment income, paid out via two semi-annual dividends, in June and December. The Seafarer Overseas Value Fund’s policy is to distribute to its shareholders substantially all net investment income via one annual dividend in December. It is also each Fund’s policy to distribute annually all net realized short-term and long-term capital gains, if any, after offsetting any capital loss carryovers.

Income dividend distributions are derived from interest and other income each Fund receives from its collateral holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities in which the Fund own an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short- term and long-term capital gains distributions.

A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your account settings at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Uncashed checks may be reinvested at current net asset value. For any shareholder who chooses to receive distributions in cash, if distribution checks (i) are returned and marked as “undeliverable” or (ii) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

●	U.S. citizens or residents;
●	U.S. corporations;
●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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●
a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax- exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the Statement of Additional Information under “TAXES – Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment companies” (or RICs) and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that neither Fund is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which will be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from securities which it owns, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from distributions from securities, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals and other noncorporate taxpayers is currently 20%, in addition to the 3.8% surtax on net investment income described under “Surtax on Net Investment Income” below. For more information, see the Statement of Additional Information under “TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases

Prospectus – August 31, 2017	40

Seafarer Funds

shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. You can avoid this, if you choose, by investing after a Fund has paid a dividend.

Sale of Fund Shares

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed to noncorporate shareholders at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that apply to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXES – Sale or Redemption of Shares.”

Redemption of Fund Shares

A shareholder who redeems shares in a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption or the exchange and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of a Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. For more information, see the Statement of Additional Information under “TAXES –Sale or Redemption of Shares.”

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the Statement of Additional Information under “TAXES – Special Tax Considerations.”

A Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. A Fund may also buy debt obligations in the secondary market that are treated as having a market discount. Generally, a gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

41	(855) 732-9220 seafarerfunds.com

Seafarer Funds

Other Foreign Tax Issues

A Fund’s investments in India may be subject to short-term capital gains tax in that country. The tax is levied on gains realized upon disposition of Indian securities held less than one year. The tax is computed on net realized gains; any realized losses in excess of gains may be carried forward for a period of up to eight years to offset future gains. Any net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. A Fund accrues a deferred tax liability for net unrealized short-term gains in excess of available carry forwards on Indian securities. This accrual may reduce the Fund’s net asset value.

A Fund shareholder may bear the economic burden of Indian capital gains tax imposed on appreciated securities held for one year or less and sold by the Fund to fund redemptions of other shareholders. By contrast, a shareholder who redeems before the appreciated securities are sold could avoid the burden of those taxes.

In addition, a Fund may be subject to other foreign tax regulations on income and capital gains. For a more complete discussion of such issues, please refer to the Statement of Additional Information.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gains derived from an investment in a Fund. For information regarding the surtax on net investment income, see the Statement of Additional Information under “TAXES – Surtax on Net Investment Income.”

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding, see the Statement of Additional Information under “TAXES – Backup Withholding.”

Foreign Accounts

Shareholders that invest in a Fund through foreign accounts may be subject to a 30% withholding tax on: (i) income dividends paid by the Fund, and (ii) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018.

This withholding tax generally may be avoided if the financial institution that maintains the account satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the Statement of Additional Information under “TAXES – Foreign Accounts.”

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for each fiscal period shown. Please note that the financial highlights information in the following tables represents the financial highlights of each Fund through April 30 for each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund’s financial statements for the period ended April 30, 2017, which were audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report for the period ended April 30, 2017, and which is available upon request by calling the Funds at 1-855-732-9220.

Prospectus – August 31, 2017	42

Seafarer Overseas Growth and Income Fund

Financial Highlights, Investor Class

For a share outstanding through the periods presented.

Investor Class	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015		Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$11.44		$12.64		$11.58		$11.91	$10.18
INCOME FROM OPERATIONS:
Net investment income(a)	0.22		0.16		0.14		0.19	0.10
Net realized and unrealized gain/(loss) on investments	1.04		(1.23)		1.26		0.02	1.74
Total from investment operations	1.26		(1.07)		1.40		0.21	1.84

LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.11)		(0.19)		(0.26)	(0.11)
From net realized gains on investments	—		(0.02)		(0.15)		(0.28)	(0.00	)(b)
Total distributions	(0.19)		(0.13)		(0.34)		(0.54)	(0.11)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.07		(1.20)		1.06		(0.33)	1.73
NET ASSET VALUE, END OF PERIOD	$12.51	(d)	$11.44		$12.64		$11.58	$11.91

TOTAL RETURN(e)	11.22	%(f)	(8.39%)		12.55%		1.93%	18.24%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$877,384		$613,795		$53,543		$27,181	$26,348
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	1.02%		1.14%		1.30%		1.78%	2.82%
Operating expenses including reimbursement/waiver	1.02%		1.14	%(g)	1.30	%(g)	1.40%	1.49%
Net investment income including reimbursement/waiver	1.88%		1.50%		1.19%		1.66%	0.90%
PORTFOLIO TURNOVER RATE	14%		7%		28%		51%	39%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)
In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value increased by $0.01 from $12.50 to $12.51.

(e)
Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return increased by 0.09% from 11.13% to 11.22%.

(g)
Effective September 1, 2015, the Adviser agreed to limit expenses to 1.15%. The Adviser agreed to limit expenses to 1.25% for the period September 1, 2014 through August 31, 2015. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.40%.

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Seafarer Overseas Growth and Income Fund

Financial Highlights, Institutional Class

For a share outstanding through the periods presented.

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015		Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$11.46	$12.66	$11.59		$11.91	$10.18
INCOME FROM OPERATIONS:
Net investment income(a)	0.21	0.19	0.15		0.21	0.14
Net realized and unrealized gain/(loss) on investments	1.07	(1.26)	1.28		0.02	1.71
Total from investment operations	1.28	(1.07)	1.43		0.23	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.12)	(0.21)		(0.27)	(0.12)
From net realized gains on investments	—	(0.02)	(0.15)		(0.28)	(0.00	)(b)
Total distributions	(0.20)	(0.14)	(0.36)		(0.55)	(0.12)
REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.01	0.00	(c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.08	(1.20)	1.07		(0.32)	1.73
NET ASSET VALUE, END OF PERIOD	$12.54	$11.46	$12.66		$11.59	$11.91

TOTAL RETURN(d)	11.37%	(8.32%)	12.76%		2.12%	18.33%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$1,500,310	$605,178	$129,714		$46,624	$11,486
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	0.92%	1.03%	1.18%		1.61%	2.88%
Operating expenses including reimbursement/waiver	0.92%	1.03%	1.10	%(e)	1.25%	1.35%
Net investment income including reimbursement/waiver	1.82%	1.72%	1.30%		1.89%	1.28%
PORTFOLIO TURNOVER RATE	14%	7%	28%		51%	39%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)
Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Effective September 1, 2014, the Adviser agreed to limit expenses to 1.05%. Prior to September 1, 2014, the Adviser agreed to limit expenses to 1.25%.

44	(855) 732-9220 seafarerfunds.com

Seafarer Overseas Value Fund

Financial Highlights, Investor Class

For a share outstanding through the periods presented.

Investor Class	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.12
Net realized and unrealized gain on investments	1.28
Total from investment operations	1.40

LESS DISTRIBUTIONS:
From net investment income	(0.10)
Total distributions	(0.10)
NET INCREASE IN NET ASSET VALUE	1.30
NET ASSET VALUE, END OF PERIOD	$11.30

TOTAL RETURN(b)	14.15%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$280
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	3.71	%(c)
Operating expenses including reimbursement/waiver	1.15	%(c)
Net investment income including reimbursement/waiver	1.24	%(c)
PORTFOLIO TURNOVER RATE(d)	0%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

(855) 732-9220 seafarerfunds.com	45

Seafarer Overseas Value Fund

Financial Highlights, Institutional Class

For a share outstanding through the periods presented.

Institutional Class	May 31, 2016 (Inception) to April 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME FROM OPERATIONS:
Net investment income(a)	0.13
Net realized and unrealized gain on investments	1.28
Total from investment operations	1.41

LESS DISTRIBUTIONS:
From net investment income	(0.13)
Total distributions	(0.13)
NET INCREASE IN NET ASSET VALUE	1.28
NET ASSET VALUE, END OF PERIOD	$11.28	(b)

TOTAL RETURN(c)	14.18	%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,846
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver	3.63	%(e)
Operating expenses including reimbursement/waiver	1.05	%(e)
Net investment income including reimbursement/waiver	1.36	%(e)
PORTFOLIO TURNOVER RATE(f)	0%

(a)	Calculated using the average shares method.
(b)
In preparing the financial statements in accordance with U.S. GAAP, management made certain adjustments as required by U.S. GAAP which caused the net asset value for purposes of these financial statements to differ from the net asset value used to process shareholder transactions as of the date of these financial statements. As a result, the net asset value decreased by $0.01 from $11.29 to $11.28.

(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)
Includes adjustments in accordance with U.S. GAAP and as such, the total return for shareholder transactions reported to the market may differ from the total return for financial reporting purposes. As a result, the total return decreased by 0.11% from 14.29% to 14.18%.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

46	Prospectus – August 31, 2017

Intentionally Left Blank

Intentionally Left Blank

ADDITIONAL INFORMATION ABOUT THE FUNDS

Shareholder Reports

Annual and Semi-Annual Reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Funds’ performance during the annual and semi-annual periods.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Funds. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent at 1-855-732-9220 if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the Statement of Additional Information (without charge) or request other information about the Funds by contacting the Transfer Agent at 1-855-732-9220, by writing the Funds at Seafarer Funds, P.O. Box 44474, Denver, Colorado 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at seafarerfunds.com.

You can also review the Funds’ shareholder reports, Prospectus, and Statement of Additional Information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202-551-8090. You can get the same reports and information free from the EDGAR Database on the Commission’s website at www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

P.O. Box 44474 Denver, Colorado 80201 (855) 732-9220 seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.
(Investment Company Act File no. 811-8194)

GRANDEUR PEAK FUNDS
ELEVATED GLOBAL INVESTING®

PROSPECTUS

August 31, 2017

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND	**Investor Class** GPEOX | **Institutional Class** GPEIX
GRANDEUR PEAK GLOBAL MICRO CAP FUND	**Institutional Class** GPMCX
GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND	**Investor Class** GPGOX | **Institutional Class** GPGIX
GRANDEUR PEAK GLOBAL REACH FUND	**Investor Class** GPROX | **Institutional Class** GPRIX
GRANDEUR PEAK GLOBAL STALWARTS FUND	**Investor Class** GGSOX | **Institutional Class** GGSYX
GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND	**Investor Class** GPIOX | **Institutional Class** GPIIX
GRANDEUR PEAK INTERNATIONAL STALWARTS FUND	**Investor Class** GISOX | **Institutional Class** GISYX

Grandeur Peak Funds TABLE OF CONTENTS

Summary Sections	2
Grandeur Peak Emerging Markets Opportunities Fund	2
Grandeur Peak Global Micro Cap Fund	6
Grandeur Peak Global Opportunities Fund	10
Grandeur Peak Global Reach Fund	14
Grandeur Peak Global Stalwarts Fund	18
Grandeur Peak International Opportunities Fund	22
Grandeur Peak International Stalwarts Fund	26
Investment Objectives and Principal Strategies	30
More on Each Fund’s Investments and Related Risks	33
Management	36
The Portfolio Managers	37
Administrator, Transfer Agent and Distributor	40
Buying, Exchanging and Redeeming Shares	40
Share Transactions	46
Dividends and Distributions	48
Taxes	48
Financial Highlights	50
Additional Information About Each Fund	Back Cover

1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

SUMMARY SECTION

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of or amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.35%	1.35%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses*	1.80%	1.55%
Fee Waiver and Expense Reimbursement**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.80%	1.55%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.95% and 1.70% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$183	$566	$974	$2,113
Institutional Shares	$158	$489	$844	$1,843

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate and may also result in more income taxes when Fund shares are held in a taxable account. For the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in small- and micro-cap companies domiciled in emerging or frontier markets. Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities of companies that are domiciled in emerging or frontier markets. Emerging and frontier markets include all countries currently excluded from the MSCI World Index of developed countries. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund will typically invest in securities issued by companies domiciled in each of at least three emerging or frontier markets. The Fund will invest the Fund’s assets primarily in companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% at the time of purchase under normal market conditions). The Fund may also invest a portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes

2	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and expects to meet with senior management. The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro- and Small-Cap Company Stock Risk. Micro- and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments, at unfavorable times or prices in order to satisfy its obligations.

Grandeur Peak Funds | 2017 Prospectus	3

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOS) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – September 30, 2016	8.09%
Worst Quarter – September 30, 2015	-12.94%

The fund’s Investor Class shares year-to-date returns as of June 30, 2017 was 15.50%.

Average Annual Total Returns
(for the period ended December 31, 2016)

	1 Year	Since Inception (December 16, 2013)
Investor
Return Before Taxes	6.63%	2.99%
Return After Taxes on Distributions	6.70%	2.41%
Return After Taxes on Distributions and Sale of Fund Shares	4.01%	2.21%
Institutional
Return Before Taxes	6.89%	3.20%
Russell Emerging Markets Small Cap Index TR (reflects no deduction for fees, expenses or taxes)	3.47%	-1.24%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

4	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds EMERGING MARKETS OPPORTUNITIES FUND

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Manager: Blake Walker, since inception in 2013.

Guardian Portfolio Manager: Zach Larkin, since 2016.

PURCHASE AND SALE OF FUND SHARES

As of the close of business on August 15, 2014, the Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of August 15, 2014. The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

The Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax- deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income later upon withdrawal of monies from those arrangements and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	5

Grandeur Peak Funds GLOBAL MICRO CAP FUND

SUMMARY SECTION

GRANDEUR PEAK GLOBAL MICRO CAP FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Redemption Fee (as a percentage of or amount redeemed within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and service (12b-1) fees	0.00%
Other Expenses	0.58%
Total Annual Fund Operating Expenses*	2.08%
Fee Waiver and Expense Reimbursement**	-0.08%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	2.00%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. Any agreement by the Adviser to waive fees is only included for the one-year period in the expense example. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number Of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$203	$644	$1,111	$2,401

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in more income taxes when Fund shares are held in a taxable account. For the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign and domestic micro-cap companies.

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s in equity securities of foreign and domestic companies with market capitalizations of less than $1 billion at the time of purchase.

The Fund will invest a significant portion of its total assets in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue. The Fund may invest a significant amount of its total assets in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may invest in early stage companies and Initial Public Offerings (IPOs). The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant

6	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL MICRO CAP FUND

percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry,

Grandeur Peak Funds | 2017 Prospectus	7

Grandeur Peak Funds GLOBAL MICRO CAP FUND

and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

New Fund Risk. There is no performance history for investors of the Fund to evaluate, as the Fund is newly formed.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – September 30, 2016	8.95%
Worst Quarter – December 31, 2016	-1.41%

The fund’s Institutional Class shares year-to-date returns as of June 30, 2017 was 15.67%.

Average Annual Total Returns
(for the period ended December 31, 2016)

	1 Year	Since Inception (October 21, 2015)
Institutional
Return Before Taxes	9.76%	8.63%
Return After Taxes on Distributions	9.46%	8.38%
Return After Taxes on Distributions and Sale of Fund Shares	5.78%	6.59%
Russell Global Small Cap Index (reflects no deductions for fees, expenses or taxes)	11.95%	8.72%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

INVESTMENT ADVISER

Grandeur Peak Global Advisors LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Portfolio Managers: Amy Hu Sunderland, since inception in 2015. Mark Madsen, since 2016.

Guardian Portfolio Manager: Robert Gardiner, since inception in 2015.

8	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL MICRO CAP FUND

PURCHASE AND SALE OF FUND SHARES

As of the close of business on December 31, 2015, the Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing accounts who may purchase up to the amount of the current IRA catch up limit per year in additional shares, regardless of account type. The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers one class of shares, Institutional Class shares. The minimum initial investment for Institutional Class shares is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for Institutional Class shares.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	9

Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

SUMMARY SECTION

GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses*	1.62%	1.37%
Fee Waiver and Expense Reimbursement**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.62%	1.37%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Shares	$165	$511	$881	$1,919
Institutional Shares	$139	$434	$750	$1,644

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign and domestic small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions).The Fund may also invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

10	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at

Grandeur Peak Funds | 2017 Prospectus	11

Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – March 31, 2012	16.08%
Worst Quarter – September 30, 2015	-11.01%

The Fund’s Investor Class shares year-to-date return as of June 30, 2017 was 16.40%.

Average Annual Total Returns
(for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception (October 17, 2011)
Investor Class
Return Before Taxes	6.51%	14.45%	13.74%
Return After Taxes on Distributions	6.48%	13.26%	12.60%
Return After Taxes on Distributions and Sale of Fund Shares	3.71%	11.46%	10.89%
Institutional Class
Return Before Taxes	6.96%	14.81%	14.08%
Russell Global Small Cap Index (reflects no deduction for fees, expenses or taxes)	11.95%	10.36%	9.86%
Russell Global Index (reflects no deduction for fees, expenses or taxes)	8.99%	10.31%	10.05%

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Grandeur Peak Funds GLOBAL OPPORTUNITIES FUND

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Managers: Robert Gardiner, since inception in 2011. Blake Walker, since inception in 2011.

Guardian Portfolio Manager: Amy Hu Sunderland, since 2014.

PURCHASE AND SALE OF FUND SHARES

As of the close of business on March 5, 2014, the Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of March 5, 2014. The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	13

Grandeur Peak Funds GLOBAL REACH FUND

SUMMARY SECTION

GRANDEUR PEAK GLOBAL REACH FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of or amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.19%	0.19%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses*	1.54%	1.29%
Fee Waiver and Expense Reimbursement**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.54%	1.29%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1. 60% and 1.35% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$157	$486	$839	$1,832
Institutional Class	$131	$409	$707	$1,555

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in more income taxes when Fund shares are held in a taxable account. For the Fund’s most recent fiscal year end, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign and domestic small- and micro-cap companies. Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions). The Fund may also invest a meaningful portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Fund will typically invest in securities issued by companies domiciled in each of at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

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Grandeur Peak Funds GLOBAL REACH FUND

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at

Grandeur Peak Funds | 2017 Prospectus	15

Grandeur Peak Funds GLOBAL REACH FUND

an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – September 30, 2016	8.27%
Worst Quarter – September 30, 2015	-11.15%

The fund’s Investor Class shares year-to-date returns as of June 30, 2017 was 15.27%.

Average Annual Total Returns
(for the period ended December 31, 2016)

Grandeur Peak Global Reach	1 Year	Since Inception (June 19, 2013)
Investor
Return Before Taxes	7.56%	9.55%
Return After Taxes on Distributions	7.62%	9.11%
Return After Taxes on Distributions and Sale of Fund Shares	4.40%	7.42%
Institutional
Return Before Taxes	7.81%	9.81%
Russell Global Small Cap Index (reflects no deductions for fees, expenses or taxes)	11.95%	6.78%
Russell Global Index (reflects no deductions for fees, expenses or taxes)	8.99%	7.07%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those

16	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL REACH FUND

shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Industry Portfolio Managers: Amy Hu Sunderland, since inception in 2013. Liping Cai, since 2015. Zach Larkin, since 2015. Stuart Rigby, since 2015. Brad Barth since 2016. Mark Madsen since 2016.

Guardian Portfolio Manager: Randy Pearce, since inception in 2013.

PURCHASE AND SALE OF FUND SHARES

As of the close of business on September 30, 2014, the Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of September 30, 2014. The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	17

Grandeur Peak Funds GLOBAL STALWARTS FUND

SUMMARY SECTION

GRANDEUR PEAK GLOBAL STALWARTS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.34%	0.34%
Total Annual Fund Operating Expenses*	1.39%	1.14%
Fee Waiver and Expense Reimbursement**	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.10%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. Any agreement by the Adviser to waive fees is only included for the one-year period in the expense example. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number Of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Investor Shares	$137	$436	$756	$1,663
Institutional Shares	$112	$358	$623	$1,381

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs nt. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in more income taxes when Fund shares are held in a taxable account. For the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign and domestic companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign and domestic companies with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund will invest a significant portion of its total in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue. The Fund may invest a significant amount of its total assets in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

18	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL STALWARTS FUND

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded, and more volatile and speculative than the securities of larger companies.

Grandeur Peak Funds | 2017 Prospectus	19

Grandeur Peak Funds GLOBAL STALWARTS FUND

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

New Fund Risk. There is no performance history for investors of the Fund to evaluate, as the Fund is newly formed.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter – September 30, 2016	6.60%
Worst Quarter – December 31, 2016	-2.01%

The fund’s Investor Class shares year-to-date returns as of June 30, 2017 was 15.38%.

Average Annual Total Returns
(for the period ended December 31, 2016)

	1 Year	Since Inception (September 2, 2015)
Investor
Return Before Taxes	8.06%	10.31%
Return After Taxes on Distributions	8.04%	10.28%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	7.89%
Institutional
Return Before Taxes	8.29%	10.57%
Russell Global Index (reflects no deductions for fees, expenses or taxes)	8.99%	9.91%
Russell Global SMID Cap Index - TR (reflects no deductions for fees, expenses or taxes)	10.35%	9.62%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

20	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds GLOBAL STALWARTS FUND

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Managers: Randy Pearce & Blake Walker of Grandeur Peak Global Advisors LLC, since inception in 2015.

Guardian Portfolio Manager: Robert Gardiner of Grandeur Peak Global Advisors LLC, since inception in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

The Fund’s distributions of earnings are taxable and will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	21

Grandeur Peak Funds INTERNATIONAL OPPORTUNITIES FUND

SUMMARY SECTION

GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.12%	0.12%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Fund Operating Expenses*	1.62%	1.37%
Fee Waiver and Expense Reimbursement**	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.62%	1.37%

*	Total Annual Fund Operating Expenses have been restated to reflect current fees.

**

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$165	$511	$881	$1,919
Institutional Class	$139	$434	$750	$1,644

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of less than $5 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex- U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (up to 60% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively outside of the United States to visit companies and generally expects to meet with senior management.

22	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds INTERNATIONAL OPPORTUNITIES FUND

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Grandeur Peak Funds | 2017 Prospectus	23

Grandeur Peak Funds INTERNATIONAL OPPORTUNITIES FUND

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter- March 31, 2012	17.62%
Worst Quarter- September 30, 2015	-10.65%

The Fund’s Investor Class shares year-to-date return as of June 30, 2017 was 20.71%.

Average Annual Total Returns
(for the period ended December 31, 2016)

	1 Year	5 Years	Since Inception (October 17, 2011)
Investor
Return Before Taxes	2.94%	13.80%	12.45%
Return After Taxes on Distributions	2.51%	12.77%	11.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.22%	10.94%	9.84%
Institutional
Return Before Taxes	3.10%	14.04%	12.67%
Russell Global ex-U.S. Small Cap Index (reflects no deductions for fees, expenses or taxes)	5.44%	7.65%	6.37%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

24	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds INTERNATIONAL OPPORTUNITIES FUND

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

INVESTMENT ADVISER

Grandeur Peak Global Advisors, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Managers: Blake Walker, since inception in 2011. Robert Gardiner, since inception in 2011.

Guardian Portfolio Manager: Amy Hu Sunderland, since 2016.

PURCHASE AND SALE OF FUND SHARES

As of the close of business on March 5, 2014, the Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of March 5, 2014. The Fund’s investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	25

Grandeur Peak Funds INTERNATIONAL STALWARTS FUND

SUMMARY SECTION

GRANDEUR PEAK INTERNATIONAL STALWARTS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	0.00%
Other Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.27%	1.02%
Fee Waiver and Expense Reimbursement*	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.27%	1.02%

*

Grandeur Peak Global Advisors, LLC (the “Adviser”), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect through August 31, 2018. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through this agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not be obligated to pay any such deferred fees and expenses more than three years after the date on which the fee and expenses was deferred This agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2018. Any agreement by the Adviser to waive fees is only included for the one-year period in the expense example. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number Of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Investor Class	$129	$403	$697	$1,532
Institutional Class	$104	$325	$563	$1,247

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in foreign companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund may invest a significant amount of its total assets in securities issued by companies domiciled in emerging and frontier market countries. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential. At times, the Fund may invest in early stage companies and Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund

26	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds INTERNATIONAL STALWARTS FUND

assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

PRINCIPAL RISKS OF THE FUND

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is subject to the following principal investment risks:

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Micro-Cap and Small-Cap Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’

Grandeur Peak Funds | 2017 Prospectus	27

Grandeur Peak Funds INTERNATIONAL STALWARTS FUND

intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Initial Public Offerings (IPOs) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

New Fund Risk. There is no performance history for investors of the Fund to evaluate, as the Fund is newly formed.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.grandeurpeakglobal.com or by calling 855-377-PEAK(7325).

Annual Total Returns (years ended 12/31)

Best Quarter- September 30, 2016	5.95%
Worst Quarter- December 31, 2016	-5.09%

The Fund’s Investor Class shares year-to-date return as of June 30, 2017 was 18.87%.

Average Annual Total Returns
(for the period ended December 31, 2016)

	1 Year	Since Inception (September 2, 2015)
Investor
Return Before Taxes	5.04%	9.78%
Return After Taxes on Distributions	4.98%	9.73%
Return After Taxes on Distributions and Sale of Fund Shares	2.92%	7.49%
Institutional
Return Before Taxes	5.22%	9.96%
Russell Global ex-U.S. Small Cap Index TR (reflects no deductions for fees, expenses or taxes)	5.44%	7.33%
Russell Global ex-U.S. SMID Cap Index - TR (reflects no deductions for fees, expenses or taxes)	5.93%	6.73%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

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Grandeur Peak Funds INTERNATIONAL STALWARTS FUND

INVESTMENT ADVISER

Grandeur Peak Global Advisors LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

Lead Managers: Randy Pearce & Blake Walker of Grandeur Peak Global Advisors LLC since inception in 2015.

Guardian Portfolio Manager: Robert Gardiner of Grandeur Peak Global Advisors LLC, since inception in 2015.

PURCHASE AND SALE OF FUND SHARES

The Fund offers two classes of shares, Investor Class and Institutional Class shares. The minimum initial investment for both share classes is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.grandeurpeakglobal.com, by telephone at 855-377-PEAK(7325) or by regular mail at P.O. Box 13664, Denver, CO 80201.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income or capital gains or, in some case, qualified dividend income taxable to noncorporate shareholders at rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Grandeur Peak Funds | 2017 Prospectus	29

Grandeur Peak Funds

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND

GRANDEUR PEAK GLOBAL MICRO CAP FUND

GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND

GRANDEUR PEAK GLOBAL REACH FUND

GRANDEUR PEAK GLOBAL STALWARTS FUND

GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND

GRANDEUR PEAK INTERNATIONAL STALWARTS FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about each Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVES

Each Fund seeks to achieve long-term growth of capital.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote. The Funds will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

PRINCIPAL INVESTMENT STRATEGIES

Grandeur Peak Emerging Markets Opportunities Fund

The Fund invests primarily in small- and micro-cap companies domiciled in emerging or frontier markets.

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities (including common stock, preferred stock and securities convertible into common stock) that are domiciled in emerging or frontier markets. Emerging and frontier markets include all countries currently excluded from the Morgan Stanley World Index of developed countries. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund will typically invest in securities issued by companies domiciled in each of at least three emerging or frontier markets. The Fund will invest the Fund’s assets primarily in companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% at the time of purchase under normal market conditions). The Fund may also invest a portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a large percentage of its assets in a few sectors or regions.

Grandeur Peak Global Micro Cap Fund

The Fund invests primarily in foreign and domestic micro-cap companies.

Under normal market conditions, the Adviser will invest at least 80% of the Fund’s assets in equity securities (including common stock, preferred stock, securities convertible into common stock, warrants, and rights) of foreign and domestic companies with market capitalizations of less than $1 billion at the time of purchase.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

30	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may invest in Initial Public Offerings (IPOs).

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

Grandeur Peak Global Opportunities Fund

The Fund invests primarily in foreign and domestic small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions). The Fund may also invest a significant portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets include all countries currently excluded from the Morgan Stanley World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have an appealing valuation relative to their long-term growth potential.

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

Grandeur Peak Global Reach Fund

The Fund invests primarily in foreign and domestic small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign and domestic companies with market capitalizations of less than $5 billion at the time of purchase. The Fund may invest a significant portion of its total assets in micro-cap companies with market capitalizations below $1 billion (up to 90% under normal market conditions). The Fund may also invest a meaningful portion of its total assets (up to 35% under normal market conditions) in securities of companies with market capitalizations of greater than $5 billion at the time of purchase when the companies meet our investment criteria.

The Fund will typically invest in securities issued by companies domiciled in each of at least ten countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier

Grandeur Peak Funds | 2017 Prospectus	31

Grandeur Peak Funds

markets. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

Grandeur Peak Global Stalwarts Fund

The Fund invests primarily in foreign and domestic companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, securities convertible into common stock, warrants, and rights) of foreign and domestic companies with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. The Fund will invest a significant portion of its total assets (at least 40% under normal market conditions) at the time of purchase in securities issued by companies that are domiciled outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 50% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

Grandeur Peak International Opportunities Fund

The Fund invests primarily in foreign small- and micro-cap companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities of foreign companies with market capitalizations of less than $2.5 billion at the time of purchase. Under normal market conditions, the Fund will invest in at least five of the countries included in the MSCI AC World Ex- U.S.A. Small Cap Index.

The Fund may invest a significant amount of its total assets (up to 60% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier markets. Emerging and frontier markets include all countries currently excluded from the Morgan Stanley World Index of developed markets. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively outside of the United States to visit companies and expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

32	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions.

Grandeur Peak International Stalwarts Fund

The Fund invests primarily in foreign companies.

Under normal market conditions, the Adviser will invest the Fund’s assets primarily in equity securities (including common stock, preferred stock, securities convertible into common stock, warrants, and rights) of foreign companies with market capitalizations of more than $1.5 billion at the time of purchase.

The Fund will typically invest in securities issued by companies domiciled in at least three countries outside the United States. Domicile is determined by where the company is organized, located, has the majority of its assets, or receives the majority of its revenue.

The Fund may invest a significant amount of its total assets (up to 60% under normal market conditions) at the time of purchase in securities issued by companies domiciled in emerging and frontier market countries. Emerging and frontier markets are those countries currently excluded from the MSCI World Index of developed markets.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe, followed by “bottom up” fundamental analysis to identify growth companies that it believes to be best-in-class among their global peers. This fundamental analysis generally includes studying the company, its industry, and its competitors, as well as talking with the management team. The Adviser travels extensively to visit companies and generally expects to meet with senior management.

The Fund may also invest in growth companies that the Adviser believes have hit a temporary setback and therefore have a particularly appealing valuation relative to their long-term growth potential.

At times, the Fund may invest in early stage companies with limited or no earnings history if the Adviser believes they have outstanding long-term growth potential. The Fund may also invest in Initial Public Offerings (IPOs).

The Adviser invests in what it believes to be the best investments available without regard to benchmark weightings in regions, countries or industries. The Adviser may significantly shift Fund assets between asset classes, sectors and geographic regions based on where it believes the best growth opportunities and valuations currently exist. The Fund may invest a significant percentage of its assets in a few sectors or regions. The Fund is non-diversified, meaning that it can concentrate investments in a more limited number of issuers than a diversified fund.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

The Funds’ investment objectives and principal investment strategies are described above under “Investment Objective and Principal Investment Strategies”. This section provides additional information about the Funds’ investment strategies and certain portfolio management techniques the Funds may use, as well as the principal and other risks that may affect the Funds’ portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

The Funds’ portfolio managers seek to ensure that investments are compatible with a Fund’s investment objectives and strategies. They use “bottom-up” fundamental analysis to identify companies that they believe have outstanding investment potential. The research process includes prescreening potential investments using databases and industry contacts, analyzing annual reports and financial statements, making onsite visits, meeting with top management, evaluating the competitive environment, looking at distribution channels and identifying areas of potential growth.

RISKS

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Fund Summary” section above and further described following the table. The table below identifies the principal and non-principal risks of the Fund. The Fund may be subject to additional risks other than those described because the types of investment made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the SAI.

Risks	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
Non-Diversification Risk	N/A	N/A	N/A	N/A
Stock Market Risk	P	P	P	P
Stock Selection Risk	P	P	P	P
Growth Stock Risk	P	P	P	P
Region Risk	P	P	P	P
Currency Risk	P	P	P	P
Liquidity Risk	P	P	P	P

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Risks	Grandeur Peak Emerging Markets Opportunities Fund	Grandeur Peak Global Opportunities Fund	Grandeur Peak Global Reach Fund	Grandeur Peak International Opportunities Fund
Micro-Cap and Small-Cap Company Stock Risk	P	P	P	P
Foreign Securities and Foreign Market Risk	P	P	P	P
Emerging and Frontier Markets Risk	P	P	P	P
Political and Economic Risk	P	P	P	P
Regulatory Risk	P	P	P	P
Foreign Tax Risk	P	P	P	P
Transaction Costs	P	P	P	P
Managed Portfolio Risk	P	P	P	P
Early Stage Companies Risk	P	P	P	P
Initial Public Offerings (IPOs) Risk	P	P	P	P
Value Investing Risk	P	P	P	P
Sector Weightings Risk	P	P	P	P
Cybersecurity Risk	NP	NP	NP	NP

Risks	Grandeur Peak Global Stalwarts Fund	Grandeur Peak Global Micro Cap Fund	Grandeur Peak International Stalwarts Fund
Non-Diversification Risk	P	P	P
Stock Market Risk	P	P	P
Stock Selection Risk	P	P	P
Growth Stock Risk	P	P	P
Region Risk	P	P	P
Currency Risk	P	P	P
Liquidity Risk	NP	P	NP
Micro-Cap and Small-Cap Company Stock Risk	NP	P	NP
Foreign Securities and Foreign Market Risk	P	P	P
Emerging and Frontier Markets Risk	P	P	P
Political and Economic Risk	P	P	P
Regulatory Risk	P	P	P
Foreign Tax Risk	P	P	P
Transaction Costs	P	P	P
Managed Portfolio Risk	P	P	P
Early Stage Companies Risk	P	P	P
Initial Public Offerings (IPOs) Risk	P	P	P
Value Investing Risk	P	P	P
Sector Weightings Risk	P	P	P
Cybersecurity Risk	NP	NP	NP

P = Principal Risk	NP = Non-Principal Risk	N/A = Not Applicable

Stock Market Risk. The Funds’ investments may decline due to movements in the overall stock market.

Stock Selection Risk. The Funds’ investments may decline in value even when the overall stock market is not in a general decline.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Non-Diversification Risk. The Funds can invest a larger portion of their assets in the stocks of a limited number of companies than diversified funds, which means they may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.

Micro-Cap and Small Company Stock Risk. Micro-cap and small-cap company stocks may be very sensitive to changing economic conditions and market downturns. Micro-cap and small-cap companies’ earnings and revenues may be less predictable, their share prices may be more volatile, and markets less liquid than companies with larger market capitalizations. There may

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be less publicly available information about these companies, which can affect the pricing of their shares or the Fund’s ability to dispose of those shares.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Early Stage Companies Risk. The Funds may invest in early stage companies. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be less liquid, privately traded and more volatile and speculative than the securities of larger companies.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Emerging and Frontier Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Currency Risk. The U.S. dollar value of a Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of a Fund’s assets that are denominated or traded in that country. In addition, a Fund may incur costs in connection with conversions between various currencies. While both Funds have the ability to hedge against fluctuations in foreign currency exchange rates, neither has a present intention to do so. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect a Fund’s investments.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Foreign Tax Risk. A Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, shareholders may not be entitled to a credit or deduction for U.S. tax purposes.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, or regulatory developments.

Initial Public Offerings (IPOs) Risk. The Funds may invest in IPOs. IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to such factors as the absence of a prior public market, the small number of shares available for trading and limited investor information. Shares purchased in IPOs may be difficult to sell at a time or price that is desirable.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect a single sector. If a Fund invests in a few sectors it may have increased relative exposure to the price movements of those sectors.

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Cybersecurity. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

OTHER STRATEGIES

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. Neither Fund would violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refer to total assets.

Portfolio Turnover

Each Fund generally intends to purchase securities as long-term investments; however, short-term trading may occur. This means that a Fund may buy a security and sell that security a short period of time after its purchase, and realize gains or losses, if the portfolio managers believe that the sale is in the best interest of the Fund (for example, if the portfolio managers believe an alternative investment has greater potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions and other expenses which could reduce the Fund’s investment performance. In addition, short-term trading may increase the amount of taxable distributions to shareholders which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Cash Position

The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual- they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Disclosure Of Portfolio Holdings

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

MANAGEMENT

Grandeur Peak Global Advisors, LLC (the “Adviser” or “Grandeur Peak Global Advisors”), subject to the authority of the Funds’ Board of Trustees, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser commenced business operations in July 2011 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Grandeur Peak Global Opportunities Fund, the Grandeur International Opportunities Fund, the Grandeur Peak Emerging Markets Opportunities Fund, the Grandeur Peak Global Reach Fund, the Grandeur Peak Global Stalwarts Fund, the Grandeur Peak International Stalwarts Fund and the Grandeur Peak Global Micro Cap Fund each pay the Adviser an annual management fee of 1.25%, 1.25%, 1.35%, 1.10%, 0.80%, 0.80% and 1.50% respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and

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extraordinary expenses) for each of the funds. The Grandeur Peak Emerging Market Opportunities fund will be limited to 1.70% and 1.95% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. The Grandeur Peak Global Opportunities Fund will be limited to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares respectively. The Grandeur Peak Global Reach Fund will be limited to 1.35% and 1.60% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares respectively, The Grandeur Peak International Opportunities Fund will be limited to 1.75% and 1.50% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. The Grandeur Peak Global Stalwarts Fund will be limited to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. The Grandeur Peak International Stalwarts Fund will be limited to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively. The Grandeur Peak Global Micro Cap Fund will be limited to 2.00% of the Fund’s average daily net assets for the Fund’s Institutional Class Shares. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees and expenses more than three years after date on which the fee and expenses was deferred. The Expense Agreement may not be terminated or modified prior to August 31, 2018 except with the approval of the Fund’s Board of Trustees.

In addition to the foregoing contractual arrangements, the Adviser has voluntarily agreed, effective September 1, 2016, to waive, with respect to the Grandeur Peak Global Opportunities Fund and the Grandeur Peak International Opportunities Fund only, annual management fees to the extent such fees exceed 1.10% on assets above $500 million (the annual management fee rate with respect to such funds will remain 1.25% on the first $500 million in assets). This voluntary arrangement may be terminated at any time by the Adviser.

During the most recent fiscal year ended April 30, 2017, each Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment advisor. Daily investment decisions are made by the portfolio managers, whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual Advisory Fee to Investment Adviser (as a percentage of daily net assets)
Grandeur Peak Emerging Markets Opportunity Fund	1.35%	1.35%
Grandeur Peak Global Micro Cap Fund	1.50%	1.20%
Grandeur Peak Global Opportunities Fund	1.25%	1.25%
Grandeur Peak Global Reach Fund	1.10%	1.10%
Grandeur Peak Global Stalwarts Fund	0.80%	0.06%
Grandeur Peak International Opportunities Fund	1.25%	1.25%
Grandeur Peak International Stalwarts Fund	0.80%	0.70%

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Grandeur Peak Emerging Markets Opportunity, Grandeur Peak Global Opportunities, Grandeur Peak Global Reach and Grandeur Peak International Opportunities Funds’ Advisory Agreement has been provided in the Funds’ semi-annual report to shareholders for the period ended October 31, 2015. A discussion regarding the basis for the Board’s approval of the approval of the Grandeur Peak Global Stalwarts, Grandeur Peak International Stalwarts and Grandeur Peak Global Micro Cap Fund’s Advisory Agreement has been provided in the Funds’ semi-annual report to shareholders for the period ended October 31, 2015.

THE PORTFOLIO MANAGERS

Each Fund is managed with a collaborative team approach that utilizes the skills and insights of the entire research team. Trades may be initiated by any of the portfolio managers or analysts on the team, but the named portfolio managers are responsible for the day-to-day oversight and management of the Fund. The Guardian Portfolio Manager’s primary responsibility is to provide oversight of the Fund’s investments and allocations at a strategic level, whereas the Lead Portfolio Managers also have the tactical responsibility for selecting and inputting specific trades. With the exception of Mr. Robert Green, each of the persons listed below serves as the portfolio manager for one or more of the Grandeur Peak Funds, as noted.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Funds is included in the SAI.

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Robert T. Gardiner, CFA®, has been a portfolio manager for the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds since their inception in 2011 and for the Grandeur Peak Global Stalwarts, Grandeur Peak International Stalwarts and Grandeur Peak Global Micro Cap Funds, since their inception in 2015. He is also the Chairman of Grandeur Peak Global Advisors.

Before founding Grandeur Peak Global Advisors in 2011, Mr. Gardiner had been a senior partner, principal shareholder and portfolio manager at Wasatch Advisors, Inc. Mr. Gardiner has been in the Investment Management industry since 1981 and involved in managing equity portfolios since 1986. Mr. Gardiner was a Director of Wasatch Advisors and a member of its Executive Management Team from 1994 to 2007.

Mr. Gardiner graduated Magna Cum Laude from the University of Utah with a B.A. in Physics, a B.S. in Mathematics, and minors in Chemistry and French. He speaks French and lived in France for two years. Mr. Gardiner holds the Chartered Financial Analyst designation and is a member of the Salt Lake City Society of Financial Analysts.

Experience
1986 - 1995	Analyst and Investment Committee member for the Wasatch Small Cap Growth(WAAEX) and Wasatch Core Growth (WGROX) funds.
1995 - 2006	Founder and Lead Manager of the Wasatch Micro Cap Fund (WMICX)
1997 - 2001	Founder and Co-Manager of the Wasatch Small Cap Value Fund (WMCVX)
2003 - 2004	Founder and Co-Manager of the Wasatch Micro Cap Value Fund (WAMVX)
2005 - 2007	Wasatch Advisors Director of Research
2008 - 2011	Founder and Lead Manager of the Wasatch Global Opportunities Fund (WAGOX)
2011 - 2016	Chairman, CEO & Director of Research at Grandeur Peak Global Advisors
2011 -	Portfolio Manager of various funds at Grandeur Peak Global Advisors
2017 -	Chairman of Grandeur Peak Global Advisors

CFA® is a trademark owned by the CFA Institute.

Blake H. Walker has been a portfolio manager for the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds since their inception in 2011, for the Grandeur Peak Emerging Markets Opportunities Fund since its inception in 2013, and for the Grandeur Peak Global Stalwarts and Grandeur Peak International Stalwarts Funds since their inception in 2015. He is also the Chief Executive Officer of Grandeur Peak Global Advisors.

Before co-founding Grandeur Peak Global Advisors in 2011, Mr. Walker was a portfolio manager co-managing two funds at Wasatch Advisors. Mr. Walker joined the research team at Wasatch Advisors in 2001 and launched his first fund, the Wasatch International Opportunities Fund (WAIOX) in 2005. He teamed up with Mr. Gardiner in 2008 to launch the Wasatch Global Opportunities Fund (WAGOX). Mr. Walker has a B.S. in Accounting from Brigham Young University. He is originally from Toronto, Canada. Mr. Walker speaks French and lived in France for two years.

Experience
2001 - 2005	Analyst on the Wasatch Micro Cap Fund (WMICX) and the Wasatch International Growth Fund (WAIGX)
2005 - 2011	Founder and Lead Manager of the Wasatch International Opportunities Fund (WAIOX)
2008 - 2011	Founder and Co-Manager of the Wasatch Global Opportunities Fund (WAGOX) Investment Officer, Grandeur Peak
2011 - 2016	Chief Investment Officer of Grandeur Peak Global Advisors
2011 -	Portfolio Manager of various funds at Grandeur Peak Global Advisors
2017 -	Chief Executive Officer of Grandeur Peak Global Advisors

Amy Hu Sunderland, CFA®

Ms. Sunderland has been a portfolio manager for the Grandeur Peak Global Reach Fund since its inception in 2013, a portfolio manager on the Grandeur Peak Global Opportunities Fund since 2014, and a portfolio manager on the Global Micro Cap Fund since its inception in 2015. Ms. Hu has been a senior research analyst at Grandeur Peak Global Advisors, with a specialty focus on the consumer sector, since the firm’s inception in 2011. Prior to Grandeur Peak, Ms. Sunderland was a junior and later senior research analyst at Wasatch Advisors from 2003-2011. She was a general analyst on the Wasatch Small Cap Growth Fund, the Wasatch Micro Cap Fund, and the Wasatch Global Opportunities Fund, as well as a consumer sector specialist. Before Wasatch, Ms. Sunderland worked on the Goldman Sachs Private Wealth Management Team.

Ms. Sunderland graduated Magna Cum Laude in the top 1% of her class from the University of Utah where she earned a B.S. in Finance and Business Information Systems. Ms. Sunderland was selected as the Outstanding Finance Scholar of the Year by the dean, and a Coca-Cola Scholar. Ms. Sunderland was born in China and is fluent in Mandarin Chinese.

Experience
2003 - 2011	Junior and then Senior Research Analyst at Wasatch Advisors
2011 -	Senior Research Analyst at Grandeur Peak Global Advisors
2013 -	Portfolio Manager of various funds at Grandeur Peak Global Advisors

Randy E. Pearce, CFA®, MBA

Mr. Pearce is the Chief Investment Officer of Grandeur Peak Global Advisors. He has been a portfolio manager for the Grandeur Peak Global Reach Fund since its inception in 2013, and a portfolio manager on the Grandeur Peak Global Stalwarts Fund and Grandeur Peak International Stalwarts Fund since their inception in 2015. Mr. Pearce has been a senior research analyst at Grandeur Peak Global Advisors, with a specialty

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focus on the financial sector, since the firm’s inception in 2011. Prior to Grandeur Peak, Mr. Pearce was a junior and later senior research analyst at Wasatch Advisors from 2005-2009. He was a financial sector specialist and a general analyst on the Wasatch Strategic Income Fund. In 2010, Mr. Pearce interned at Thornburg Investment Management as a global equities analyst while earning his MBA.

Mr. Pearce has a B.A. in Business Administration from the University of Utah and an MBA from the University of California at Berkeley. He holds the CFA designation. Mr. Pearce speaks Portuguese and lived in Brazil for two years.

Experience
2005 - 2009	Junior and then Senior Research Analyst at Wasatch Advisors
2011 -	Senior Research Analyst at Grandeur Peak Global Advisors
2013 -	Portfolio Manager of various funds at Grandeur Peak Global Advisors
2015 - 2016	Co-Director of Research
2017 -	Chief Investment Officer

Liping Cai, CFA®, MS, MBA

Ms. Cai has been a portfolio manager for the Grandeur Peak Global Reach Fund since 2015 and is also a Sr. Research Analyst at Grandeur Peak Global Advisors, with a specialty focus on the health care sector globally. Ms. Cai joined Grandeur Peak in 2013. She spent the previous six years on the equity research team at William Blair & Company specializing in the healthcare, retail, and the real estate sectors, and most recently heading up the firm’s China-based research team. From 1999-2006, Ms. Cai worked in the healthcare field for Fair Isaac Corporation (Health Care Strategy Consultant), Abbott Laboratories (Senior Market Analyst), Biogen Idec (Summer Marketing Associate), and Genentech, now Roche (Research Associate).

Ms. Cai earned a BS degree in Biological Sciences and Biotechnology from Tsinghua University in Beijing, a MS degree in Chemistry and Biochemistry on full scholarship from the University of Delaware, and an MBA in Finance and Health Industry Management from Northwestern University. Ms. Cai’s academic work in the healthcare field has been published in a variety of publications.

Experience
1999 - 2006	Fair Isaac Corp, Abbott Laboratories, Biogen Idec, & Genentech
2006 - 2012	Equity Research at William Blair & Company, heading up China-based research team
2013 -	Senior Research Analyst at Grandeur Peak Global Advisors
2015 -	Portfolio Manager, Global Reach Fund

Zachary D. Larkin, MBA

Mr. Larkin has been a portfolio manager for the Global Reach Fund since 2015 and for the Emerging Markets Opportunities Fund since 2017. He is also a Sr. Research Analyst with a specialty focus on the industrials sector globally. Mr. Larkin came to Grandeur Peak from Stephens where he was a Senior Research Analyst covering the Applied and Resource Technology sector. Previously, Mr. Larkin spent six years at Wasatch Advisors where he was a junior and then senior Equity Analyst. Mr. Larkin began his career at Larkin Memorial Corporation where he was the Treasurer and then Controller.

Mr. Larkin graduated from The University of Utah with a B.S. in Accounting. He earned an MBA from Westminster College with an emphasis in Finance and Corporate Strategy.

Experience
1999 - 2003	Treasurer and then Controller at Larkin Memorial
2003 - 2010	Junior and then Senior Research Analyst at Wasatch Advisors
2010 - 2013	Senior Research Analyst at Stephens
2013 - 2015	Assistant Director of Research at Grandeur Peak Global Advisors
2013 -	Senior Research Analyst at Grandeur Peak Global Advisors
2015 -	Portfolio Manager of various funds at Grandeur Peak Global Advisors

Stuart Rigby, MBA

Mr. Rigby has been a portfolio manager for the Grandeur Peak Global Reach Fund since 2015 and is also a Sr. Research Analyst at Grandeur Peak Global Advisors with a specialty focus on the technology sector globally. Mr. Rigby joined Grandeur Peak in 2012 after receiving an MBA from Cornell University. During his graduate program he interned at Epic Ventures and Opteris. Prior to that, Mr. Rigby spent two years as a product manager at Alliance Health Networks (social internet) and four years as a software engineer at lntelisum (3D software).

Mr. Rigby graduated Magna Cum Laude from Westminster College with a BS in Computer Science and minors in Spanish & Economics. He earned an MBA from Cornell University with an emphasis in Finance and Private Equity.

Experience
2004 - 2008	Software Engineer at lntelisum
2008 - 2010	Product Manager at Alliance Health Networks
2010 - 2012	Internships at Epic Ventures & Opteris
2012 -	Senior Research Analyst at Grandeur Peak Global Advisors
2015 -	Portfolio Manager, Global Reach Fund

Brad C. Barth, MSc

Mr. Barth has been a portfolio manager for the Grandeur Peak Global Reach Fund since 2016 and is also a Sr. Research Analyst at Grandeur Peak Global Advisors with a specialty focus on the financials sector globally.

Mr. Barth joined Grandeur Peak in 2015 from Goldman Sachs, where he was an EMEA financial institutions analyst in the Credit Research Group for four years. In this role, he covered French and Benelux banks during the European sovereign debt crisis.

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Mr. Barth graduated with a bachelor’s degree from the University of Utah and received a master’s degree from the London School of Economics. He is currently a doctoral candidate in Finance at the University of Utah.

Experience
2008 – 2009	Analyst at Univerty Venture Fund
2010 - 2014	Research Analysts at Goldman Sachs
2015 -	Senior Research Analyst at Grandeur Peak Global Advisors
2016 -	Portfolio Manager, Global Reach Fund

Mark Madsen, CFA®, MAcc

Mr. Madsen has been a portfolio manager for the Grandeur Peak Global Reach Fund since 2016 and for the Grandeur Peak Global Micro Cap Fund since 2017. He is also a Sr. Research Analyst at Grandeur Peak Global Advisors with a specialty focus on the energy & materials sector globally.

Mr. Madsen joined Grandeur Peak in 2016 following four years working as a Senior Equity Analyst in a family office. Mr. Madsen has been a research analyst since 2004, when he began his career at Wasatch Advisors. Mr. Madsen began as a junior analyst and was later promoted to a senior research analyst, working on the Wasatch Small Cap Value Fund (WMCVX). He developed an expertise in Energy, Industrials and Finance.

Mr. Madsen left Wasatch to found Red Desert Capital in Las Vegas, NV. As Founder and Portfolio Manager, Mr. Madsen successfully launched a concentrated portfolio based on a bottom-up fundamental value investment strategy. Mr. Madsen was recruited by a client to manage a family office in St. George, Utah. There he developed an all-cap equity portfolio, managed an income portfolio and was responsible for tracking and evaluating third-party managed accounts.

Mr. Madsen graduated from Brigham Young University with a B.S. and Masters in Accounting. He holds the CFA designation.

Experience
2004 – 2008	Junior & Senior Equities Analyst at Wasatch Advisors
2008 - 2011	Portfolio Manager at Red Desert Capital
2011 - 2015	Senior Equity Analyst at G-Enterprises
2016 -	Senior Research Analyst at Grandeur Peak Global Advisors
2016 -	Portfolio Manager on various funds at Grandeur Peak Global Advisors

THE SENIOR INVESTMENT TEAM

The Senior Investment Team is comprised of the portfolio managers previously listed as well as the following individuals:

Robert S. Green, CFA®, MSF

Mr. Green has been a quantitative research analyst at Grandeur Peak Global Advisors since 2011. In 2013 he also became the Assistant Director of Research. In 2017, he became Director of Research at Grandeur Peak Global Advisors. Mr. Green was a research assistant and then a quantitative portfolio analyst at Wasatch Advisors from 2006-2011. He worked across the entire research team, as well as having specific roles on the Wasatch Global Science & Technology Fund WAGTX) and the Wasatch Global Opportunities Fund WAGOX). Prior to Wasatch, Mr. Green worked as an associate on the University Venture Fund at the University of Utah.

Mr. Green graduated Summa Cum Laude from Westminster College in Salt Lake City, UT with a B.S. in Business Finance and a Minor in Economics. He received a Master of Science in Finance from The University of Utah. Mr. Green holds the CFA designation.

Experience
2006 - 2011	Research Assistant and then Quantitative Portfolio Analyst at Wasatch Advisors
2011 -	Quantitative Analyst at Grandeur Peak Global Advisors
2013 - 2016	Assistant Director of Research at Grandeur Peak Global Advisors
2017 -	Director of Research at Grandeur Peak Global Advisors

ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

ALPS Fund Services, Inc. serves as the Funds’ administrator, fund accounting agent and transfer agent, and ALPS Distributors, Inc. (the “Distributor”) serves as the Funds’ distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

As of the close of business on March 5, 2014, the Grandeur Peak Global Reach Fund was closed to new investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund and participants in certain qualified retirement plans with an existing position in the Fund as of May 1, 2013. Existing shareholders of the Fund as of March 5, 2014 may continue to purchase additional shares of the Fund.

As of the close of business on March 5, 2014, the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds were closed to both new and existing investors seeking to purchase shares of either Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in a Fund, participants in certain qualified retirement plans with an existing position in either Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of March 5, 2014.

As of the close of business on August 15, 2014, the Grandeur Peak Emerging Markets Opportunities Fund was closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in

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certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of August 15, 2014.

As of the close of business on September 30, 2014, the Grandeur Peak Global Reach Fund was closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for financial advisors whose clients have already established an account in the Fund, participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing retirement, education savings or UGMA/UTMA accounts or pre-established automatic investments plans as of September 30, 2014.

As of the close of business on December 31, 2015, the Grandeur Peak Global Micro Cap Fund is closed to both new and existing investors seeking to purchase shares of the Fund either directly or through third party intermediaries, subject to certain exceptions for participants in certain qualified retirement plans with an existing position in the Fund and direct shareholders with existing accounts who may purchase up to $6500 per year in additional shares.

The Funds’ investment adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close a Fund or limit inflows into a Fund.

Please see “Share Transactions- Closing or Reopening Funds” in this Prospectus.

Classes of Shares

Each Fund, except the Grandeur Peak Global Micro Cap Fund, currently offers two classes of shares, Investor Class and Institutional Class shares. The Grandeur Peak Global Micro Cap Fund only offers Institutional Class shares.

Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own charges and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest;

●	total expenses associated with owning shares of each class

Investment Minimums

The minimum initial investment for Investor Class and Institutional Class shares is $2,000 for each account, or $1,000 if an Automatic Investment Program is established; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent investment minimum for either share class.

The Fund reserves the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of the Adviser and their extended families are not subject to any initial or subsequent investment minimums.

TYPES OF ACCOUNT OWNERSHIP

Please refer to www.grandeurpeakglobal.com or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Deferred Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened directly with the Funds are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Investing for Your Retirement

Please visit www.grandeurpeakglobal.com or call a shareholder services representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to income tax and generally to an additional tax if withdrawn prior to age 59-1/2 or used for a non-qualifying purpose.

Traditional and Roth IRAs

Both traditional and Roth IRAs allow most individuals with earned income to contribute up to the lesser of $5,500 or 100% of compensation.

Simple IRA

A SIMPLE IRA allows employees and employers to contribute to traditional IRAs set up for employees.

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Grandeur Peak Funds

Simplified Employee Pension (“SEP”) IRA

A SEP IRA allows small business owners (including sole proprietors) to make tax deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA to be set up for each SEP participant.

There is an annual pass through IRA maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. The fee is capped at $25.00 per social security number, per account type. This fee may be paid by the Adviser.

Accounts for the Benefit of a Child

Custodial Accounts (UGMA or UTMA)

An UGMA/UTMA account is a custodial account managed for the benefit of a minor.

Coverdell Education Savings Account (ESA)

A Coverdell ESA is an account created as an incentive to help parents and students save for education expenses.

BUYING SHARES

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. When purchasing shares, your request will be processed at the first NAV calculated after your purchase request is determined to be in good order. For wire purchases, the wire transfer must be received before the purchase request is deemed to be in good order.

In-Kind Purchases

You may contact the Funds to request a purchase of Funds shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part. In-kind purchases may be taxable events and may result in the recognition of gain or loss for federal income tax purposes.

Online at www.grandeurpeakglobal.com

You may open a new Fund account, or you may buy shares in an existing Fund account. Federal regulations may require the Fund to obtain your name, your date of birth, your residential address or principal place of business and mailing address as well as your taxpayer identification number at the time you open your account. Applications without this information may not be accepted. To the extent permitted by law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

You can elect to have funds electronically transferred from your designated bank account. A real-time confirmation of your transaction will be provided via www.grandeurpeakglobal.com.

By Telephone

For an existing account, you may purchase shares in your account by calling a shareholder services representative at 855-377-PEAK(7325) during normal business hours to place a trade. Such investments will be made via an electronic transfer from your designated bank account.

You may add to your account via electronic funds transfer. If an electronic funds transfer cannot be processed due to insufficient funds, your account may be charged a service fee (currently $20.00).

You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call a shareholder services representative.

By Mail/In Writing

To open your Fund account, complete and sign the appropriate application, which can be found at www.grandeurpeakglobal.com or by calling shareholder services at 855-377-PEAK(7325). Make your check payable to the Fund(s) or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application. Be sure to note in which Fund you would like the investment to be made.

Regular Mail: Grandeur Peak Funds P.O. Box 13664 Denver, CO 80201	Overnight Address: Grandeur Peak Funds 1290 Broadway, Suite 1100 Denver, CO 80203

To buy additional shares, send your check and written instructions to the address listed above. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Grandeur Peak Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Funds.

By Automated Investments

To buy additional shares through the Automatic Investment Program, you select the frequency with which your money will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

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When purchasing shares through the Automatic Investment Program, if no date is specified on your application, investments will be made on the 15th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request. Wire fees may be charged.

By Broker/Intermediary

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”). Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Funds. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Funds after such net asset value has been calculated. The Funds are not responsible for the failure of any Intermediary to carry out its obligations to its customers. Contact the financial intermediary or refer to its plan documents for instructions on how to purchase, exchange or redeem shares through that intermediary.

Investors may be charged a fee if they effect transactions through broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

Distribution and Services (12b-1) Plans (Investor Class Only)

The Funds have adopted a plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).

Under the terms of the Plan, the Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are shareholders in the Funds. Each Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class shares of the Funds.

The Plan permits the Funds to use its Investor Class shares’ assets to make payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of a Fund’s Investor Class shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares and Plan fees may cost an investor more than other types of sales charges.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Funds, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Funds. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Funds. Any such compensation by the Funds to these select financial intermediaries for the aforementioned services is in addition to, and distinct from, any Rule 12b-1 related services provided to Fund shareholders.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Funds). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Funds or their shareholders.

In-Kind Purchases

The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for a Fund. In-kind purchases may be taxable events and may result in the recognition of gain or loss for federal income tax purposes.

EXCHANGING SHARES

If you have held your shares in a Fund for at least seven days, you may exchange those shares for shares of any of the following funds (each, a “Grandeur Peak Fund”), if such Grandeur Peak Fund is available for sale in your state and meets the investment criteria of the investor:

●	Grandeur Peak Emerging Markets Opportunities Fund

●	Grandeur Peak Global Micro Cap Fund

●	Grandeur Peak Global Opportunities Fund

●	Grandeur Peak Global Reach Fund

●	Grandeur Peak Global Stalwarts Fund

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●	Grandeur Peak International Opportunities Fund

●	Grandeur Peak International Stalwarts Fund

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

If you are an existing shareholder of any Grandeur Peak Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

You may also transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Online at www.grandeurpeakglobal.com

Exchanges may be made online via www.grandeurpeakglobal.com. A real-time confirmation of your transaction will be provided via www.grandeurpeakglobal.com.

By Telephone

For an existing account, you may exchange shares in your account in amounts up to $50,000 ($100,000 for corporate accounts) by calling a shareholder services representative 855-377-PEAK(7325) if you did not decline the telephone redemption privilege when establishing your account.

By Systematic Exchange

You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month. For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 15th of each month. If the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

By Broker/Intermediary

Exchanges, like purchases and redemptions, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the exchange of shares.

Additional Information About Exchanges

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 60 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “Redemption Fees” below. Transfers between classes of a single Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

REDEEMING SHARES

Redemption requests for over $50,000 ($100,000 for corporate accounts) must be made in writing and a Medallion Signature Guarantee is required. All redemption requests made within 30 days of an address change or a bank account change must be made in writing and require a Medallion Signature Guarantee. Redemptions made within 60 days of purchase must be made in writing and require a Medallion Signature Guarantee.

Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Online at www.grandeurpeakglobal.com

Redemptions may be made online via www.grandeurpeakglobal.com.

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By Telephone

For an existing account you may redeem shares in your account in amounts up to $50,000 ($100,000 for corporate accounts) by calling a shareholder services representative at 855-377-PEAK(7325) if you did not decline the telephone redemption privilege when establishing your account.

By Mail/In Writing

To redeem shares by mail, please send written instructions to the address listed below. Please call a shareholder services representative for further details. Be sure to note from which Fund you would like to make the redemption.

Regular Mail: Grandeur Peak Funds P.O. Box 13664 Denver, CO 80201	Overnight Address: Grandeur Peak Funds 1290 Broadway, Suite 1100 Denver, CO 80203

By Systematic Redemption

This program allows you to sell shares worth a specific dollar amount from your Fund account on a monthly, quarterly or annual basis. The minimum systematic redemption is $50. Although there is no charge to shareholders for using this systematic withdrawal plan, your Fund account balance must be at least $10,000 at the time you begin participation in the plan. If no date is specified on your request, systematic redemptions will be made on or about the 15th of each month. If the day falls on a weekend or legal holiday, the distribution will be made on the next business day.

You may terminate the systematic withdrawal plan at any time without charge or penalty. If the balance in the Fund account you are selling from falls to zero, your systematic withdrawal plan will be discontinued. If your balance is below the systematic withdrawal amount, the entire balance will be distributed and the plan will be discontinued. The Fund may terminate or modify the plan after 60 days’ written notice to shareholders.

By Broker/Intermediary

Redemptions, like purchases and exchanges, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by electronic funds transfer to a bank account designated on your application. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it in the best interests of all shareholders, and determines that the redeeming shareholder will not be favored over remaining shareholders, the Fund may pay redemption proceeds to the redeeming shareholder in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations. Securities used to redeem Fund shares will be valued as described in “SHARE TRANSACTIONS – HOW FUND SHARES ARE PRICED” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Each Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions from shareholder accounts liquidated for failure to meet the minimum investment requirement;

●	Redemptions related to a disability as defined by Internal Revenue Service requirements;

●	Redemptions due to death for shares transferred from a decedent’s account to a beneficiary’s account;

●	Redemptions due to divorce for shares transferred pursuant to a divorce decree;

●	Redemptions of shares through a systematic withdrawal plan;

●	Broker-dealer sponsored wrap program accounts and/ or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;

●

Redemptions through an automatic, non-discretionary rebalancing or asset allocation program; ● Redemptions due to a back office correction made to an account to provide the shareholder with the intended transaction;

●	Rollovers, transfers and changes of account registration within a Fund as long as the money never leaves the Fund, including transfers between share classes;

●	Redemptions in-kind;

●	Redemptions due to reinvestment of dividends and/or capital gains;

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●

Any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order or as a result of a liquidation of a Fund by the Board of Trustees;

●

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees;

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order; and

●	Certain other transactions as deemed appropriate by the Adviser.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. The redemption fee may be waived in cases where the nature of the transaction or circumstances do not pose risks to the policy and procedures to prevent market timing. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS

The Funds have a $1,000 account minimum, except UTMA/UGMA and Coverdell accounts which have a $100 minimum. The Funds may require mandatory redemption of shares in accounts that fall below the minimum requirement. The Funds may also adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

SHARE CERTIFICATES

The Funds do not issue share certificates.

FREQUENT PURCHASES AND SALES OF FUND SHARES

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Funds may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

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Grandeur Peak Funds

VERIFICATION OF ACCOUNTING STATEMENTS

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

INSUFFICIENT FUNDS POLICY

The Funds reserve the right to cancel a purchase if a check or electronic funds transfer does not clear your bank. A Fund may charge your account a $20 fee, and you will be responsible for any losses or fees imposed by your bank and any losses that may be incurred by the Fund as a result of the canceled purchase. If you are already a shareholder in the Fund, the Fund may redeem shares in your account(s) to cover losses due to fluctuations in share price.

CLOSING OR REOPENING FUNDS

The Adviser may recommend that a Fund take action to periodically close (“hard close”) or limit inflows into (“soft close”) the Fund to protect the integrity of a Fund’s investment strategy or objective. Hard closing or soft closing Funds can be an important component of portfolio management, particularly for Funds that primarily invest in smaller companies. The Adviser believes that closing Funds or restricting inflows through some or all channels from time-to-time is in the best interest of Fund shareholders. Conversely, when the assets of a closed or restricted Fund are at a level that the Adviser believes assets could be invested without impairing the Fund, the Adviser may recommend that the Fund be reopened. The Adviser retains the ability, subject to the oversight of the Board, to make exceptions to any action taken to close or limit inflows into a Fund.

HOW FUNDS ARE CLOSED OR REOPENED

Fund closings or reopenings will be posted on the Funds’ website at www.grandeurpeakglobal.com. The Adviser will make every effort to post information related to Fund closings at least two weeks prior to the effective date of the closing.

Each change in a Fund’s status also will be filed electronically with the SEC. Please see “ADDITIONAL INFORMATION ABOUT EACH FUND – HOW TO OBTAIN ADDITIONAL INFORMATION” about how to view or obtain copies of documents filed with the SEC.

HOW FUND SHARES ARE PRICED

The Board has approved procedures to be used to value the Funds’ securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Funds may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Funds’ net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before each Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Funds’ use of fair value pricing may help deter “stale price arbitrage.”

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Grandeur Peak Funds

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in each Fund may change on days when you are unable to purchase or redeem shares.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

MEDALLION SIGNATURE GUARANTEE

A Medallion Signature Guarantee assures that a signature is genuine. It is intended to protect shareholders and the Funds against fraudulent transactions by unauthorized persons. A signature guarantee is required if any of the following is applicable:

●	You request a redemption by check above $50,000 ($100,000 for corporate accounts);

●	You would like a check made payable to anyone other than the shareholder(s) of record.

●	You would like a redemption made within 30 days of an address change or bank account change.

●	You would like a redemption made within 60 days of purchase.

●	You would like a check mailed to an address other than the address of record.

●	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

●	It does not appear valid or in good form.

●	The transaction amount exceeds the surety bond limit of the signature guarantee.

●	The guarantee stamp has been reported as stolen, missing or counterfeit.

HOW TO OBTAIN A MEDALLION SIGNATURE GUARANTEE

Medallion Signature Guarantees must be obtained from a participant in a Medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the New York Stock Exchange. Call your financial institution to see if it participates in a medallion program.

A Medallion Signature Guarantee may not be provided by a notary public.

DIVIDENDS AND DISTRIBUTIONS

The Funds normally pay income dividends and distribute capital gains, if any, on an annual basis. As regulated investment companies (“RICs”), the Funds are required to pay out substantially all of their income and capital gains on at least an annual basis to avoid double-taxation of their earnings.

Income dividend distributions are derived from interest and other income each Fund receives from its collateral holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when a Fund sells an investment it has owned for more than a year, from capital gain distributions from securities in which the Fund own an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions.

A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

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Grandeur Peak Funds

●	U.S. citizens or residents;

●	U.S. corporations;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non- financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES – Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intend to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that neither Fund is subject to U.S. federal income tax in general. If a Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders. Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which will be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from a Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from securities which it owns, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from distributions from securities, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals and other noncorporate shareholders is currently 20% in addition to the 3.8% surtax on net investment income described below. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether or not a shareholder receives them in cash or reinvests them in additional shares. If a distribution of earnings is made shortly after a shareholder purchases shares of a Fund, while in effect a return of capital, the dividend or distribution is still taxable. A shareholder can avoid this, if they choose, by investing after a Fund has paid a dividend.

SALE OF FUND SHARES

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed to noncorporate shareholders at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that apply to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES –Sale or Redemption of Shares.”

REDEMPTION OF FUND SHARES

A shareholder who redeems shares in a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of a Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed

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Grandeur Peak Funds

and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of a Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES – Sale or Redemption of Shares.”

TAXATION OF CERTAIN INVESTMENTS

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “TAXES – Special Tax Considerations.”

A Fund may, at times, buy debt obligations at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. A Fund may also buy debt obligations in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer, and to the undistributed net investment income of a trust or estate, to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in a Fund. For information regarding the surtax on net investment income, see the SAI under “TAXES – Surtax on Net Investment Income.”

Cost Basis Reporting

The Funds (or their administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account) the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

BACKUP WITHHOLDING

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Funds certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding.”

FOREIGN ACCOUNTS

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. This withholding tax generally may be avoided if the financial institution that maintains the account satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Foreign Accounts.”

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the fiscal periods noted below. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request by calling the Funds at 855-377-PEAK(7325).

50	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Emerging Markets Opportunities Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82	$11.51	$10.53	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.02	0.07	0.02	(0.05)
Net realized and unrealized gain/(loss) on investments	1.75	(1.41)	1.22	0.58
Total income/(loss) from investment operations	1.77	(1.34)	1.24	0.53

DISTRIBUTIONS
From net investment income	(0.04)	—	(0.01)	—
From net realized gain on investments	—	(0.35)	(0.25)	—
Total distributions	(0.04)	(0.35)	(0.26)	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.73	(1.69)	0.98	0.53
NET ASSET VALUE, END OF PERIOD	$11.55	$9.82	$11.51	$10.53

TOTAL RETURN	18.08%	(11.62)%	12.06%	5.30	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$18,074	$20,548	$39,896	$27,952

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.76%	1.77%	1.82%	2.01	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.76%	1.77%	1.82%	1.95	%(d)(e)
Net investment income/(loss)	0.21%	0.69%	0.22%	(0.55	)%(d)

PORTFOLIO TURNOVER RATE	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

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Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Emerging Markets Opportunities Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period December 16, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.85	$11.52	$10.54	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.04	0.08	0.05	(0.03)
Net realized and unrealized gain/(loss) on investments	1.77	(1.40)	1.21	0.57
Total income/(loss) from investment operations	1.81	(1.32)	1.26	0.54

DISTRIBUTIONS
From net investment income	(0.06)	—	(0.03)	—
From net realized gain on investments	—	(0.35)	(0.25)	—
Total distributions	(0.06)	(0.35)	(0.28)	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	1.75	(1.67)	0.98	0.54
NET ASSET VALUE, END OF PERIOD	$11.60	$9.85	$11.52	$10.54

TOTAL RETURN	18.42%	(11.44)%	12.22%	5.40	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$398,891	$349,493	$428,048	$255,819

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.55%	1.55%	1.58%	1.76	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.55%	1.55%	1.58%	1.70	%(d)(e)
Net investment income/(loss)	0.35%	0.75%	0.43%	(0.37	)%(d)

PORTFOLIO TURNOVER RATE	42%	40%	53%	26	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

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Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Micro Cap Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	For the Period October 21, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	(0.02)
Net realized and unrealized gain on investments	1.72	0.40
Total income from investment operations	1.73	0.38

DISTRIBUTIONS
From net investment income	(0.02)	—
From net realized gain on investments	(0.11)	—
Total distributions	(0.13)	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	1.60	0.38
NET ASSET VALUE, END OF PERIOD	$11.98	$10.38

TOTAL RETURN	16.81%	3.80	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$36,620	$30,735

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	2.17%	2.30	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	2.00%	2.00	%(d)(e)
Net investment income/(loss)	0.11%	(0.41	)%(d)

PORTFOLIO TURNOVER RATE	37%	8	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

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Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Opportunities Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017		Year Ended April 30, 2016		Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.01		$3.43		$3.31	$2.77		$2.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.00	)(b)(c)	0.00	(b)	0.00 (b)	(0.00	)(b)	0.00 (b)
Net realized and unrealized gain/(loss) on investments	0.51		(0.18)		0.35	0.67		0.51
Total income/(loss) from investment operations	0.51		(0.18)		0.35	0.67		0.51

DISTRIBUTIONS
From net investment income	—		(0.00	)(b)	(0.01)	—		(0.01)
From net realized gain on investments	(0.00	)(b)	(0.24)		(0.22)	(0.13)		(0.04)
Total distributions	(0.00	)(b)	(0.24)		(0.23)	(0.13)		(0.05)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.51		(0.42)		0.12	0.54		0.46
NET ASSET VALUE, END OF PERIOD	$3.52		$3.01		$3.43	$3.31		$2.77

TOTAL RETURN	17.09%		(5.03)%		11.09%	24.31%		22.34%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$166,284		$173,156		$201,462	$216,247		$132,384

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%		1.62%		1.62%	1.68%		1.76%
Expenses (including fees waived/ reimbursed by investment advisor)	1.59%		1.62%		1.62%	1.68%		1.75%
Net investment income/(loss)	(0.06)%		0.06%		0.12%	(0.15)%		0.19%

PORTFOLIO TURNOVER RATE	30%		32%		37%	38%		35%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.

54	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Opportunities Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017		Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014		Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.03		$3.46	$3.34	$2.79		$2.32

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01		0.01	0.01	0.00	(b)	0.01
Net realized and unrealized gain/(loss) on investments	0.52		(0.19)	0.34	0.68		0.52
Total income/(loss) from investment operations	0.53		(0.18)	0.35	0.68		0.53

DISTRIBUTIONS
From net investment income	(0.00	)(b)	(0.01)	(0.01)	(0.00	)(b)	(0.02)
From net realized gain on investments	(0.00	)(b)	(0.24)	(0.22)	(0.13)		(0.04)
Total distributions	(0.00	)(b)	(0.25)	(0.23)	(0.13)		(0.06)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.53		(0.43)	0.12	0.55		0.47
NET ASSET VALUE, END OF PERIOD	$3.56		$3.03	$3.46	$3.34		$2.79

TOTAL RETURN	17.81%		(5.12)%	11.20%	24.67%		22.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$532,946		$452,030	$526,394	$492,869		$217,953

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37%		1.38%	1.38%	1.44%		1.51%
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%		1.38%	1.38%	1.44%		1.50%
Net investment income	0.18%		0.30%	0.35%	0.08%		0.37%

PORTFOLIO TURNOVER RATE	30%		32%	37%	38%		35%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

Grandeur Peak Funds | 2017 Prospectus	55

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Reach Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.31	$13.65	$12.43	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01	0.01	0.00 (b)	(0.02)
Net realized and unrealized gain/(loss) on investments	2.22	(0.89)	1.37	2.54
Total income/(loss) from investment operations	2.23	(0.88)	1.37	2.52

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.01)	(0.02)
From net realized gain on investments	—	(0.45)	(0.14)	(0.08)
Total distributions	(0.02)	(0.46)	(0.15)	(0.10)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.01

INCREASE/DECREASE IN NET ASSET VALUE	2.21	(1.34)	1.22	2.43
NET ASSET VALUE, END OF PERIOD	$14.52	$12.31	$13.65	$12.43

TOTAL RETURN	18.11%	(6.45)%	11.09%	25.31	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$67,574	$66,984	$87,354	$46,163

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.52%	1.60%	1.60%	1.91	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.52%	1.60%	1.60%	1.60	%(d)(e)
Net investment income/(loss)	0.07%	0.10%	0.03%	(0.17	)%(d)

PORTFOLIO TURNOVER RATE	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

56	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Reach Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	For the Period June 19, 2013 (Inception) to April 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$12.33	$13.66	$12.42	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.04	0.03	0.02
Net realized and unrealized gain/(loss) on investments	2.22	(0.89)	1.37	2.52
Total income/(loss) from investment operations	2.26	(0.85)	1.40	2.54

DISTRIBUTIONS
From net investment income	(0.04)	(0.03)	(0.02)	(0.04)
From net realized gain on investments	—	(0.45)	(0.14)	(0.08)
Total distributions	(0.04)	(0.48)	(0.16)	(0.12)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

INCREASE/DECREASE IN NET ASSET VALUE	2.22	(1.33)	1.24	2.42
NET ASSET VALUE, END OF PERIOD	$14.55	$12.33	$13.66	$12.42

TOTAL RETURN	18.36%	(6.18)%	11.41%	25.45	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$258,683	$221,759	$260,239	$88,311

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/reimbursed by investment advisor)	1.29%	1.35%	1.35%	1.75	%(d)(e)
Expenses (including fees waived/reimbursed by investment advisor)	1.29%	1.35%	1.35%	1.35	%(d)(e)
Net investment income	0.28%	0.34%	0.23%	0.21	%(d)

PORTFOLIO TURNOVER RATE	42%	46%	46%	39	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

Grandeur Peak Funds | 2017 Prospectus	57

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Stalwarts Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.85	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	(0.03)	0.00	(b)
Net realized and unrealized gain on investments	1.95	0.85
Total income from investment operations	1.92	0.85

DISTRIBUTIONS
From net investment income	(0.01)	(0.00	)(b)
From net realized gain on investments	—	(0.00	)(b)
Total distributions	(0.01)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(a)

INCREASE IN NET ASSET VALUE	1.91	0.85
NET ASSET VALUE, END OF PERIOD	$12.76	$10.85

TOTAL RETURN	17.70%	8.55	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$61,212	$19,131

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.41%	2.06	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.35%	1.35	%(d)(e)
Net investment loss	(0.23)%	0.00	%(d)(f)

PORTFOLIO TURNOVER RATE	32%	24	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.
(f)	Less than 0.005% of average net assets.

58	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak Global Stalwarts Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$10.87	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01 (b)	0.02
Net realized and unrealized gain on investments	1.93	0.85
Total income from investment operations	1.94	0.87

DISTRIBUTIONS
From net investment income	(0.02)	(0.00	)(c)
From net realized gain on investments	—	(0.00	)(c)
Total distributions	(0.02)	(0.00	)(a)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (c)	0.00	(c)

INCREASE IN NET ASSET VALUE	1.92	0.87
NET ASSET VALUE, END OF PERIOD	$12.79	$10.87

TOTAL RETURN	17.92%	8.76	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$47,811	$17,562

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.17%	1.86	%(e)(f)
Expenses (including fees waived/ reimbursed by investment advisor)	1.10%	1.10	%(e)(f)
Net investment income	0.05%	0.22	%(e)

PORTFOLIO TURNOVER RATE	32%	24	%(d)

(a)	Per share numbers have been calculated using the average shares method.
(b)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(c)	Less than $0.005 or ($0.005) per share.
(d)	Not Annualized.
(e)	Annualized.
(f)	Expense ratios during startup periods may not be representative of longer term operating periods.

Grandeur Peak Funds | 2017 Prospectus	59

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak International Opportunities Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.09	$3.42	$3.41	$2.83	$2.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.01	0.01	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.52	(0.20)	0.21	0.68	0.55
Total income/(loss) from investment operations	0.53	(0.19)	0.22	0.69	0.56

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.01)	(0.02)	(0.01)
From net realized gain on investments	(0.05)	(0.13)	(0.20)	(0.09)	(0.01)
Total distributions	(0.07)	(0.14)	(0.21)	(0.11)	(0.02)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.46	(0.33)	0.01	0.58	0.54
NET ASSET VALUE, END OF PERIOD	$3.55	$3.09	$3.42	$3.41	$2.83

TOTAL RETURN	17.50%	(5.53)%	7.25%	24.59%	24.57%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$78,403	$123,922	$173,842	$153,296	$96,550

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.61%	1.62%	1.62%	1.73%	1.88%
Expenses (including fees waived/ reimbursed by investment advisor)	1.58%	1.62%	1.62%	1.73%	1.75%
Net investment income	0.16%	0.45%	0.37%	0.20%	0.26%

PORTFOLIO TURNOVER RATE	30%	34%	36%	37%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

60	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak International Opportunities Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014	Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$3.11	$3.43	$3.42	$2.84	$2.29

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.01	0.02	0.02	0.01	0.01
Net realized and unrealized gain/(loss) on investments	0.52	(0.20)	0.21	0.69	0.57
Total income/(loss) from investment operations	0.53	(0.18)	0.23	0.70	0.58

DISTRIBUTIONS
From net investment income	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)
From net realized gain on investments	(0.05)	(0.13)	(0.20)	(0.09)	(0.01)
Total distributions	(0.07)	(0.14)	(0.22)	(0.12)	(0.03)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

INCREASE/DECREASE IN NET ASSET VALUE	0.46	(0.32)	0.01	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$3.57	$3.11	$3.43	$3.42	$2.84

TOTAL RETURN	17.59%	(5.02)%	7.41%	24.70%	25.11%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$698,504	$579,371	$682,364	$658,127	$250,962

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.37%	1.38%	1.38%	1.46%	1.59%
Expenses (including fees waived/ reimbursed by investment advisor)	1.34%	1.38%	1.38%	1.46%	1.50%
Net investment income	0.42%	0.65%	0.61%	0.42%	0.51%

PORTFOLIO TURNOVER RATE	30%	34%	36%	37%	52%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.

Grandeur Peak Funds | 2017 Prospectus	61

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak International Stalwarts Fund

For a share outstanding throughout the periods presented:

Investor Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.02	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.02	0.03
Net realized and unrealized gain on investments	2.03	0.99
Total income from investment operations	2.05	1.02

DISTRIBUTIONS
From net investment income	(0.03)	—
Total distributions	(0.03)	—

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.02	1.02
NET ASSET VALUE, END OF PERIOD	$13.04	$11.02

TOTAL RETURN	18.68%	10.20	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$31,045	$22,028

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.27%	1.45	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.27%	1.35	%(d)(e)
Net investment income	0.19%	0.44	%(d)

PORTFOLIO TURNOVER RATE	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

62	1.855.377.PEAK (7325) | www.GrandeurPeakGlobal.com

Grandeur Peak Funds FINANCIAL HIGHLIGHTS

Grandeur Peak International Stalwarts Fund

For a share outstanding throughout the periods presented:

Institutional Class	Year Ended April 30, 2017	For the Period September 2, 2015 (Commencement of Operations) to April 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$11.03	$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.04	0.04
Net realized and unrealized gain on investments	2.04	0.99
Total income from investment operations	2.08	1.03

DISTRIBUTIONS
From net investment income	(0.05)	(0.00	)(b)
Total distributions	(0.05)	(0.00	)(b)

REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.00	(b)

INCREASE IN NET ASSET VALUE	2.03	1.03
NET ASSET VALUE, END OF PERIOD	$13.06	$11.03

TOTAL RETURN	18.96%	10.34	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in 000s)	$265,393	$119,070

RATIOS TO AVERAGE NET ASSETS
Expenses (excluding fees waived/ reimbursed by investment advisor)	1.02%	1.20	%(d)(e)
Expenses (including fees waived/ reimbursed by investment advisor)	1.02%	1.10	%(d)(e)
Net investment income	0.37%	0.60	%(d)

PORTFOLIO TURNOVER RATE	37%	59	%(c)

(a)	Per share numbers have been calculated using the average shares method.
(b)	Less than $0.005 or ($0.005) per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Expense ratios during startup periods may not be representative of longer term operating periods.

Grandeur Peak Funds | 2017 Prospectus	63

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION ABOUT EACH FUND

SHAREHOLDER REPORTS

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected the Funds’ performance.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information (SAI) provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus. The SAI is not distributed to shareholders. The latest version is available at www.grandeurpeakglobal.com.

HOUSEHOLDING RELATIONSHIPS

The Funds send one financial report and Prospectus for everyone at the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 855-377-PEAK(7325), by writing the Funds at P.O. Box 13664, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.grandeurpeakglobal.com.

You can also review the Funds’ shareholder reports, Prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

SHAREHOLDER SERVICES CONTACT INFORMATION

Phone:	855-377-PEAK(7325) (Monday – Friday, 7:00 a.m. – 6:00 p.m. Mountain time)
E-mail:	grandeurpeakglobal@alpsinc.com
Mail:	P.O. Box 13664 Denver, CO 80201

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

PROSPECTUS August 31, 2017

Highland Resolute Fund

Class I RMRGX

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Highland Resolute Fund	Table of Contents

*	Effective August 31, 2017, the Redmont Resolute Fund changed its name to the Highland Resolute Fund.

Highland Resolute Fund

Highland Resolute Fund (the “Fund”)

Investment Objective

The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees(1)	1.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.27%
Other Fund Expenses	0.17%
Swap Fees and Expenses	0.00%
Dividend and Interest Expense on Short Sales	0.10%
Acquired Fund Fees and Expenses	0.56%
Total Annual Fund Operating Expenses(2)	2.33%
Fee Waiver and Expense Reimbursement(3)	-1.25%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.08%

(1)

The Fund intends to invest a portion of its assets in a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into a separate advisory agreement with Highland Associates, Inc. (the “Adviser”) for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated without the consent of the Board of the Fund.

(2)

The Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the Fund in the Fund’s annual report for the same period, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

The Adviser has agreed to waive the portion of its 1.50% Management Fee in excess of any sub-advisory fees paid by the Adviser to sub-advisors in connection with the Fund (“Sub-Advisory Fees”). This agreement (the “Expense Agreement”) is in effect through August 31, 2018. The Adviser may not discontinue this agreement to waive fees prior to August 31, 2018 without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with the waiver through the current term of Expense Agreement, which ends on August 31, 2018. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class I Shares	$110	$607	$1,131	$2,566

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes for a shareholder of the Fund when Fund shares are held in a taxable account. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its objective primarily by allocating its assets among (i) investment sub-advisers (the “Sub- Advisers”) who manage alternative or hedging investment strategies, (ii) other open-end funds, closed-end funds, or exchange-traded funds that use alternative or hedging strategies (collectively “underlying funds”), and (iii) derivatives, principally (though not limited to) total return swaps on reference pools of securities which may be managed by unaffiliated parties (“Underlying Pools”), for the purposes of seeking economic exposure to alternative or hedging strategies.

In addition to the strategies described above, the Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, and in in fixed-income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans.

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Highland Resolute Fund

In seeking exposure to certain derivatives, the Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, which will be managed by the Adviser, has the same investment objective as the Fund. The Subsidiary expects to invest in derivative instruments such as swaps, futures and forward contracts.

The hedging or alternative strategies to which the Fund seeks to provide exposure may include the use of short selling, options, futures, derivatives or similar instruments (whether directly or indirectly through the Fund’s investments in the Subsidiary), market neutral and arbitrage strategies, commodities or commodity-linked investments, leverage, and investments in distressed securities. These strategies attempt to exploit disparities or inefficiencies in the markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes or special situations or events. The Fund generally seeks to maintain net equity exposure ranging between ten percent (10%) to sixty percent (60%) of net assets. The remainder of the Fund’s exposure (i.e., other than net equity) is expected to come primarily from the direct or indirect investment in investment grade fixed income securities of varying maturities, cash, non-equity derivatives or similar instruments.

In selecting and weighting investment options, the Adviser seeks to identify strategies which, based on the investment styles and historical performance of the associated managers, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles.

The Subsidiary may invest without limitation in derivative instruments, but will otherwise be subject to the same fundamental investment limitations as the Fund. The Adviser may change the allocation of the Fund’s assets among the available investment options at any time.

Sub-Advisers

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements for the Fund, specifically without shareholder approval. Currently, the Adviser has entered into separate sub-advisory agreements with Boston Partners Global Investors, Inc. (“Boston Partners”)1, Incline Global Management, LLC (“Incline Global”) and Chatham Asset Management, LLC (“Chatham”).

Underlying Funds

By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Swap Contracts on Underlying Pools

The Fund or the Subsidiary may enter into total return swaps, which are contracts with a brokerage firm or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a total return swap, the Fund or the Subsidiary agrees with the swap counterparty to “swap” the total return (including typically, income and capital gains distributions, principal prepayment, credit losses, etc.) of an underlying reference asset (such as an index, security or underlying pool of securities) in exchange for a regular payment, at a floating rate, at a fixed rate, or the total rate of return on another financial instrument. The Fund or the Subsidiary may take either position in a total return swap (i.e., receive or pay the total return on the underlying reference asset or index). The Fund or Subsidiary may, through such a total return swap, seek to access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute strategies which the Adviser deems to be consistent with the Fund’s investment objective and principal investment strategies. Each Underlying Pool typically invests according to the alternative or hedging investment strategies described above.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Unless stated otherwise, the principal risks described below are applicable to the Fund directly and indirectly through the underlying investments and funds in which the Fund invests.

●

ADR Risk – The Fund may invest in ADRs. ADR risks include, but are not limited to, fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing

[1]	Effective July 27, 2016, Robeco Investment Management, Inc. changed its name to Boston Partners Global Investors, Inc.

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Highland Resolute Fund

and financial reporting standards and increased price volatility. ADRs may not track the price of the underlying securities, and their value may change materially at times when the U.S. markets are not open for trading.

●

Below-Investment Grade Securities Risk – Investments in below-investment grade fixed-income securities (“high yield securities” or “junk bonds”) are generally more speculative than investment grade fixed-income securities and have a greater risk of default. If an issuer defaults, a below-investment grade security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Below-investment grade securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value.

●

Commodity Risk – Investing long or short in the commodities market and investing in commodities linked instruments, such as exchange-traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. The Fund, either directly or indirectly, may seek exposure to certain commodities (such as gold) or may invest in commodity linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity.

●

Convertible Securities Risk – Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the Fund that are rated below investment grade (i.e., “junk bonds”) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities.

●

Credit Risk – Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When the Fund invests directly or indirectly in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, it is subject to the credit risks of the underlying assets that collateralize the instrument.

●

Currency Risk – The value of the securities held by the Fund or an underlying investment or fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

●

Derivatives Risk – Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund, the Subsidiary, or an underlying investment in which the Fund invests will be unable to sell the derivative, and the risk that the derivative transaction could expose the Fund or the Subsidiary to the effects of leverage, which could increase the its exposure to the market and magnify potential losses. The use of over-the-counter derivatives subject the Fund or the Subsidiary to credit risk of the counterparty of the instrument. These valuations may prove to be inaccurate. Because such valuations may be used to determine the fees payable to an investment adviser or the net asset value of the Fund’s shares, a redeeming Fund shareholder may, in certain circumstances, receive a different amount in redemption proceeds than would have been received if readily available market values were available for all of the Fund’s investments.

●

Swap Contract Risk – The Fund may, directly or indirectly through the Subsidiary, engage in interest rate, currency, equity swaps and credit default swaps (“CDSs”), and related instruments. Each swap exposes the Fund and/or Subsidiary to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties. As a result, the Fund or Subsidiary may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract. Total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference, such as an Underlying Pool, does not perform as anticipated. Although total return swaps on Underlying Pools may seek to approximate the economic results of investments in pooled vehicles, they may be subject to particular liquidity risks. Distressed Investments Risk - The Fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment.

●

Emerging Markets Risk – Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging

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Highland Resolute Fund

markets are potentially illiquid and may be subject to volatility and high transaction costs.

●

Equity Risk – The Fund’s equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. The value of a security may decline for a number of reasons which directly relate to the issuer of a security.

●

Exchange-Traded and Closed-End Fund Risk – The risks of investment in other investment companies typically reflect the risk of the types of securities in which the Fund’s underlying investments may choose to invest. Investments in exchange-traded funds (“ETFs”) and closed-end funds are subject to the additional risk that shares of the underlying investment or fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

●

Exchange-Traded Note Risk – The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses.

●

Fixed Income Risk – Investing in long or short in fixed income securities subjects the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●

Foreign Securities Risk – Investing in long or short in foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuation, foreign tax risks, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions as well as settlement and custody risks.

●

Futures Contracts Risk – There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

●

Initial Public Offering Risk – The Fund may purchase securities in an initial public offering (“IPO”) or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933, as amended) and may be illiquid; thus the Fund may not be able to dispose of them promptly at the price at which they are valued.

●

Large-Cap Companies Risk – The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, small companies, especially during extended periods of economic expansion.

●

Leverage Risk – The Fund, either directly or through an underlying investment, may incur leverage through, borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts and forward currency contracts and engaging in forward commitment transactions. The use of leverage can lead to significantly greater losses than a comparable unleveraged portfolio.

●

Liquidity Risk – When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain classes of securities, including, in particular, certain types of asset-backed, mortgage-backed and real estate-related securities.

●	Managed Portfolio Risk – The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Mid-Cap Companies Risk – A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. The prices of mid-cap companies’ stock tend to fluctuate in value more than those of larger capitalization stock.

●

Mortgage-Related Securities Risk – Mortgage-related securities can be sensitive to changes in interest rates and are subject to pre-payment risk, which is the risk that the underlying debt may be refinanced or prepaid. Mortgage-related securities issued by private issuers are subject to greater credit risks than those issued or guaranteed by the U.S. government.

●

Multiple Investment Sub-Adviser Risk – The Sub-Advisers make their trading decisions independently. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor

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or may not produce the best results over the investment time periods. Each Sub-Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Non-Diversified Risk – An underlying investment (such as another fund) in which the Fund invests that is non-diversified may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

●

Options Risk – The price of the options, which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors, may change rapidly over time. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. Over the-counter options expose the Fund to counterparty risk.

●

Portfolio Turnover Risk – Frequent trading of securities by the Fund or by an underlying investment or fund may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. Higher portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net-short-term capital gains of the Fund, the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

●

Preferred Stock Risk – Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

●

Repurchase and Reverse Repurchase Transactions Risk – The Fund may enter into repurchase and reverse repurchase transactions agreements. If the party agreeing to repurchase should default, the Fund may sell the underlying securities and incur procedural costs or delays in addition to any loss on the securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be considered borrowing for some purposes.

●

Risk of Investment in Other Investment Companies – There are certain risks associated with the Fund’s investment in underlying funds. These risks include, but are not limited to, risks associated with the expenses of the underlying fund, risks associated with limited access to information about the underlying fund expenses, and risks associated with regulatory limits on the Fund’s ability to allocate assets to an underlying fund. In addition, all risks associated with an underlying fund, including managed portfolio risks, are indirect risks of the Fund.

●

Risk of Underlying Pools – Underlying Pools are subject to management, transactional and other expenses, which will be indirectly paid by the Fund as an investor party to a swap contract on an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses to one or more advisors engaged to trade alternative and/or hedging strategies on behalf of the Underlying Pools (each an “Underlying Pool Manager”), which will affect the returns to which the Fund seeks access via the total return swap. There is no guarantee that any of the trading strategies used by the Underlying Pool Managers retained by the Underlying Pools will be profitable or avoid losses.

●

Short Sales Risk – The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the len]der of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price.

●

Small-Cap Companies Risk – Small-cap companies may have limited product lines, markets or financial resources and less seasoned management teams and may trade less frequently and at a lower volume than more widely held securities. The prices of small-cap companies’ stock tend to fluctuate in value more than those of large- and mid-capitalization stocks.

●

Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. In addition, the Subsidiary is not registered under the Investment Company Act of 1940 (the “1940”) Act, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this

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Prospectus and the statement of additional information and could adversely affect the Fund.

●

Tax Risk – The Fund is limited in its ability to derive qualifying income from direct investment in certain commodity-linked derivative instruments. The Fund intends to treat its income from such commodity-linked derivative Instruments and the Subsidiary as qualifying income for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The tax treatment of income from commodity-linked investments and from the Subsidiary is not certain and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from certain commodity-linked investments or from the Subsidiary were treated as non-qualifying income for a regulated investment company (“RIC”), the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available by calling 855.268.2242.

Annual Total Return (years ended 12/31)
Class I Shares

Best Quarter – March 31, 2013	4.02%
Worst Quarter – September 30, 2015	-3.12%

The Fund’s year-to-date return as of June 30, 2017 was 2.85%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for the periods ended December 31, 2016)

	1 Year	5 Years	Since Inception (December 30, 2011)
Highland Resolute Fund (Class I Shares)
Return Before Taxes	2.97%	3.69%	3.69%
Return After Taxes on Distributions	2.47%	3.01%	3.01%
Return After Taxes on Distributions and Sale of Fund Shares	1.78%	2.64%	2.64%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	2.50%	1.64%	1.64%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.65%

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Highland Resolute Fund

Investment Adviser

Highland Associates, Inc. (the “Adviser”) is the investment adviser to the Fund.

As of the date of this Prospectus, Boston Partners Global Investors, Inc., Incline Global Management, LLC and Chatham Asset Management, LLC serve as sub-advisers to the Fund.

Portfolio Managers

The following individuals are jointly responsible, on behalf of the Adviser, for the day-to-day management of the Fund’s portfolio and for the oversight of the Sub-Advisers’ activities:

R. Scott Graham, CFA, Consultant of the Adviser since September 2006. Mr. Graham has served as lead portfolio manager of the Fund since December 2011. Mr. Graham became a Principal of the Adviser in September 2014 and Chief Investment Officer in November 2014.

Michael T. Lytle, CFA, Consultant of the Adviser since October 2006. Mr. Lytle has served as assistant portfolio manager of the Fund since December 2011. Mr. Lytle became a Principal of the Adviser in September 2014.

The following individuals are jointly responsible for the day-to-day management of the particular portion of the Fund’s assets allocated to the respective Sub-Advisers, subject to the oversight of the Adviser:

Boston Partners

Jay Feeney, Co-Chief Executive Officer and Chief Investment Officer-Equities. Mr. Feeney joined Boston Partners in 1995. Mr. Feeney has been co-portfolio manager of the Fund’s assets allocated to Boston Partners since October 2014.

Eric Connerly, Director of Research. Mr. Connerly joined Boston Partners in 1998. Mr. Feeney has been co-portfolio manager of the Fund’s assets allocated to Boston Partners since October 2014.

Incline Global

Jeff Lignelli, Chief Executive Officer and Portfolio Manager of Incline Global. Mr. Lignelli founded Incline Global in April 2012, and has served as a portfolio manager to the Fund since August 2016.

Chatham

Anthony Melchiorre, Managing Member and Portfolio Manager of Chatham. Mr. Melchiorre founded Chatham in 2003 and has served as a portfolio manager to the Fund since January 2017.

Kevin O’Malley, co-Portfolio Manager of Chatham. Mr. O’Malley joined Chatham in 2004 and has served as a co-portfolio manager to the Fund since January 2017.

Evan Ratner, co-Portfolio Manager of Chatham. Mr. Ratner joined Chatham in 2009 and has served as a co-portfolio manager to the Fund since January 2017.

Purchase and Sale of Fund Shares

The Fund offers investors one class of shares: Class I shares. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Sales of shares of the Fund are limited to existing or new investment advisory clients of the Adviser. Further, purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions of earnings are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income taxable to noncorporate shareholders at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income at tax rates applicable to ordinary income tax upon withdrawal of monies from those arrangements, and may incur penalties if amounts are withdrawn prematurely.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Highland Resolute Fund

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to provide long-term total return with reduced volatility and reduced correlation to the conventional stock and bond markets.

Total return measures the total performance of an investment including interest, capital gains, dividends, and distributions realized over a given period of time. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change this investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund pursues its objective primarily by allocating its assets among (i) investment sub-advisers (the “Sub-Advisers”) who manage alternative or hedging investment strategies, (ii) other open-end funds, closed-end funds, or exchange-traded funds that use alternative or hedging strategies (collectively “underlying funds”), and (iii) derivatives, principally (though not limited to) total return swaps on reference pools of securities which may be managed by unaffiliated parties (“Underlying Pools”), for the purposes of seeking economic exposure to alternative or hedging strategies.

In addition to the strategies described above, the Fund may invest in equity securities of issuers of any market capitalization in the U.S. or abroad, and in in fixed-income securities of any credit quality and maturity, including those with fixed or variable terms and those of defaulted/distressed issuers and bank loans.

In seeking exposure to certain derivatives, the Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary, which will be managed by the Adviser, has the same investment objective as the Fund. The Subsidiary expects to invest in derivative instruments such as swaps, futures and forward contracts.

The hedging or alternative strategies to which the Fund seeks to provide exposure may include the use of short selling, options, futures, derivatives or similar instruments (whether directly or indirectly through the Fund’s investments in the Subsidiary), market neutral and arbitrage strategies, commodities or commodity-linked investments, leverage, and investments in distressed securities. These strategies attempt to exploit disparities or inefficiencies in the markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes or special situations or events (such as spin-offs or reorganizations). The Fund generally seeks to maintain net equity exposure ranging between ten percent (10%) to sixty percent (60%) of net assets. For example, an underlying investment or strategy that uses or that provides exposure to a long/short strategy may be 100% long equities and 40% short equities, resulting in a net equity exposure of 60%, with the balance held in cash. The remainder of the Fund’s exposure (i.e., other than net equity) is expected to come primarily from the direct or indirect investment in investment grade fixed income securities of varying maturities, cash, non-equity derivatives or similar instruments.

The Adviser determines the allocation of the Fund’s assets among the various underlying investments or strategy. In selecting and weighting investment options, the Adviser seeks to identify strategies which, based on the investment styles and historical performance of the associated managers, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. This is referred to as “low correlation.” The degree of correlation of any an underlying investment or strategy will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some underlying investments or strategies will have a greater degree of correlation with each other and with the market than others. By allocating its assets among a number of investment options, the Fund seeks to provide exposure to a broad array of assets with less risk and lower volatility than if the Fund utilized a single Manager or a single strategy approach. The Fund is not required to invest in any minimum number of underlying investments or strategies, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser, underlying fund, derivatives, investment strategy, or market sector.

The Subsidiary may invest without limitation in derivative instruments, but will otherwise be subject to the same fundamental investment limitations as the Fund. The Adviser may change the allocation of the Fund’s assets among the available investment options at any time. The most common types of derivatives in which the Fund may invest are forwards, options, futures and swaps contracts. The Fund may invest in derivatives to hedge (or reduce) its exposure to a portfolio asset or risk, to obtain leverage for speculative purposes, to manage cash and/or as a substitute for taking a position in the

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reference asset or to gain exposure to certain asset classes, in which case the derivatives may have economic characteristics similar to those of the reference asset.

Sub-Advisers

Each Sub-Adviser is responsible for the day-to-day management of its allocated portion of Fund assets. The Adviser has ultimate responsibility, subject to the oversight of the Board of Trustees of the Fund, to oversee the Sub-Advisers, and to recommend their hiring, termination and replacement. The Adviser may hire and terminate Sub-Advisers in accordance with the terms of an exemptive order obtained by the Fund and the Adviser from the SEC, under which the Adviser is permitted, subject to supervision and approval of the Board of Trustees, to enter into and materially amend sub-advisory agreements without shareholder approval. The Adviser will furnish shareholders of the Fund with information regarding a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser. Currently, the Adviser has entered into sub-advisory agreements for the Fund, specifically with Boston Partners Global Investors, Inc. (“Boston Partners”)1, Incline Global Management, LLC (“Incline Global”), and Chatham Asset Management, LLC (“Chatham”).

Underlying Funds

Each underlying fund invests its assets in accordance with its investment strategy. The Fund may invest in underlying funds in excess of the limitations under the Investment Company Act of 1940 (the “1940 Act”), pursuant to an exemptive order obtained by the Fund and the Adviser from the SEC and consistent with the conditions specified in such order. Investments in the securities of underlying funds involve duplication of advisory fees and certain other expenses. By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund. As a result, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the underlying fund, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Swap Contracts on Underlying Pools

The Fund or the Subsidiary may enter into total return swaps, which are contracts with a brokerage firm or other financial institution (the swap counterparty) for periods ranging from a few days to multiple years. In a basic swap transaction, the Fund or the Subsidiary agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in certain reference assets. In a total return swap, the Fund or the Subsidiary agrees with the swap counterparty to “swap” the total return (including typically, income and capital gains distributions, principal prepayment, credit losses, etc.) of an underlying reference asset (such as an index, security or underlying pool of securities) in exchange for a regular payment, at a floating rate, at a fixed rate, or the total rate of return on another financial instrument. The Fund or the Subsidiary may take either position in a total return swap (i.e., receive or pay the total return on the underlying reference asset or index). The Fund or Subsidiary may, through such a total return swap, seek to access the returns of a single or multiple Underlying Pool(s) that use a single manager or multiple managers to execute strategies which the Adviser deems to be consistent with the Fund’s investment objective and principal investment strategies. Each Underlying Pool typically invests according to the alternative or hedging investment strategies described above.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in Which the Fund Invests?

Convertible Securities

The Fund may invest in one or more convertible securities. A convertible security is one that can be exchanged for a specified amount of another, generally related security, at the option of the issuer and/or the holder.

Derivatives

The Fund may invest, directly or indirectly through the Subsidiary, in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk or enhance return (including through the use of leverage), the Fund may invest in derivatives including options and futures and swap agreements. The Fund may invest in futures contracts on equity and debt securities, equity and debt indices and commodities. The Fund may invest in option contracts on equity and debt securities, equity and debt indices, commodities and futures.

[1]	Effective July 27, 2016, Robeco Investment Management, Inc. changed its name to Boston Partners Global Investors, Inc.

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Swap Agreements. A swap agreement is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are a contract where one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or a managed account) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Returns of swap(s) will be reduced, and their losses increased, by the operating expenses of the reference assets (for example, an underlying pool of securities). Such operating expenses may include management fees, operating, audit, and administration costs, among others. These costs are embedded in the return of the swaps and represent an indirect cost of investing in the Fund. Typically, the management fees of the manager of the reference assets or pool range from 0% to 2% of assets. Such fees are accrued daily within the index and deducted from a swap’s value quarterly.

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Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

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Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

Equity and Equity-Related Securities

The Fund may invest in all types of equity securities including common and preferred stock. The Fund may invest in the equity securities of companies of all sizes.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund, they are linked to the return of a reference index.

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Fixed Income Securities

The Fund may invest in debt securities of varying maturities and durations, including both corporate debt securities and securities issued or guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored entities. Debt securities may have fixed or variable/floating rates. The Fund may invest in debt securities that have credit ratings of below-investment grade (“Junk Bonds”). Securities that are rated lower than investment grade generally offer high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. Issuers of below investment grade debt include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads.

Foreign Securities

The Fund may invest in equity securities issued by companies organized outside the United States, including both developed and emerging markets. The Fund may also invest in debt securities of U.S. and foreign governments, government-related agencies, and companies. Foreign securities may include American Depositary Receipts (“ADRs”). While the Fund values all its investments in U.S. dollars, foreign securities may be denominated and/or traded in foreign currencies.

Leverage

The Fund may use leverage in an effort to increase its returns. Leverage exists when cash made available to the Fund through an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts and forward currency contracts and engaging in forward commitment transactions are examples of transactions that result in leverage. The Fund will only use these investment techniques when the Adviser or a Sub-Adviser, as applicable, believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return subject to the restrictions of the 1940 Act.

Mortgage-backed/Asset-backed Securities

The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent participations in, or are collateralized by, payable from mortgage loans secured by real property. Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as Government National Mortgage Association (“GNMA”) and government-related organizations such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Other asset-backed securities may be collateralized by other loans or assets and receivables. Although certain asset-backed securities are guaranteed by a third party or are otherwise similarly secured, the market value of these securities, which may fluctuate, is not secured.

Other Investment Companies

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”) (including leveraged ETFs), open-end funds and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. The Fund may invest in ETFs both to supplement and to fill particular asset classes or sectors, particularly international equities, emerging markets, fixed income and alternative investments. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.

Repurchase Agreements

In a repurchase agreement, the Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet

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margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

What are the Non-Principal Strategies of the Fund?

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

U.S. Government Securities

These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government’s full faith and credit backing on principal or interest payments. Some securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market prices for such securities, which can fluctuate.

Cash Position

The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested, and it may be less likely to achieve its investment objective.

What are the Principal Risks of Investing in the Fund?

ADR Risk

The Fund may invest in ADRs. ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity and greater volatility, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying securities and may change materially at times when the U.S. markets are not open for trading.

Below-Investment Grade Securities Risk

Investments in below-investment grade fixed-income securities, “high yield securities” or “junk bonds,” are generally more speculative than investment grade fixed-income securities and have a greater risk of default. Below-investment grade fixed-income securities may be less liquid and more volatile than investment grade fixed-income securities and may be more difficult to value or sell. Issuers of below-investment grade fixed-income securities are more likely to encounter and be materially affected by financial difficulties that may cause the issuer to default or otherwise become unable to pay interest or principal due on the security. Rising interest rates may compound such difficulties and reduce an issuer’s ability to repay principal and interest. If an issuer of a below-investment grade fixed-income security defaults, the security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid.

Commodity Risk

Investing long or short in the commodities market and investing in commodities linked instruments, such as exchange-traded notes, may subject the Fund to greater volatility than investments in traditional securities. Commodities include energy, metals, agricultural products, livestock and minerals. The Fund, either directly or indirectly, may seek exposure to certain commodities (such as gold) or may invest in commodity linked derivative instruments. The value of commodities and commodity contracts are affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. The Fund’s ability to invest in the commodities market and its ability to invest in commodities linked instruments may be significantly limited by the federal income tax rules applicable to regulated investment companies.

Convertible Securities Risk

Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of, the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk

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associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Sub-Adviser. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

Credit Risk

Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund’s share price or yield. When the Fund uses derivatives instruments to seek credit exposure to underlying issuers, it is subject to the credit risk of both the underlying issuer(s) and the counterparty (typically a broker or bank) to the instrument. When the Fund invests directly or indirectly in asset-backed securities, mortgage-backed securities and collateralized mortgage obligations, it is subject to the credit risks of the underlying assets that collateralize the instrument. Recent instability in the credit markets has resulted in increased delinquencies and credit losses on certain asset-backed and mortgage-backed securities.

Currency Risk

The value of the securities held by the Fund or an underlying investment or fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the security increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the security decreases in U.S. dollar terms.

Derivatives Risk

Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities, the risk that the Fund, the Subsidiary, or an underlying investment in which the Fund invests will be unable to sell the derivative because of an illiquid secondary market, the risk that a counterparty is unwilling or unable to meet its obligations, and the risk that the derivative transaction could expose the Fund or the Subsidiary to the effects of leverage, which could increase the its exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subject the Fund or the Subsidiary to credit risk of the counterparty of the instrument. The use of certain derivatives provides exposure to the underlying market or other reference asset in excess of the cash investment of the Fund. The use of derivatives can magnify gains or losses. In addition, certain derivative instruments used will be priced, in the absence of readily available market values, based on estimates of fair value, in accordance with Fund procedures. These valuations may prove to be inaccurate. Because such valuations may be used to determine the fees payable to an investment adviser or the net asset value of the Fund’s shares, a redeeming Fund shareholder may, in certain circumstances, receive a different amount in redemption proceeds than would have been received if readily available market values were available for all of the Fund’s investments.

Swap Contracts Risk

The Fund may, directly or indirectly through the Subsidiary, engage in interest rate, currency, equity swaps and credit default swaps (“CDSs”), and related instruments, which require the Adviser or a Sub-Adviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund or the Subsidiary will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and a swap may not be assignable without the consent of the counterparty to it. In addition, each swap exposes the Fund and/or Subsidiary to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties. As a result, the Fund or Subsidiary may experience delays in or be prevented from obtaining payments owed to it pursuant to a swap contract. Total return swaps are also subject to the particular risk that the swaps could result in losses if the underlying asset or reference, such as an Underlying Pool, does not perform as anticipated. Although total return swaps on Underlying Pools may seek to approximate the economic results of investments in pooled vehicles, they may be subject to particular liquidity risks. In addition, to the extent the Fund seeks exposure to the returns of an Underlying Pool through a total return swap, the use of such swaps is also subject to risks associated with the Adviser’s assessment of an Underlying Pool manager’s ability to execute hedging or alternative strategies and deliver returns.

Distressed Investments Risk

The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing, sub-performing and sub-prime mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Sub-Adviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment.

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Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

Emerging Markets Risk

The Fund may invest in foreign investments of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk

Equity holdings may decline in value because of changes in price of a particular holding or a broad stock market decline. These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons which directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities.

Exchange-Traded and Closed-End Fund Risk

The risks of investment in other investment companies typically reflect the risk of the types of securities in which the Fund’s underlying investments may invest. Investments in exchange-traded funds (“ETFs”) and closed-end funds are subject to the additional risk that shares of the underlying investment or fund may trade at a premium or discount to their net asset value per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

Exchange-Traded Note Risk

The returns of exchange-traded notes (“ETNs”) are based on the performance of a specified market index minus applicable fees. The risks of ETNs include the risk of the reference index. The value of an ETN is also subject to the credit risk of the issuer. Thus, the value of an ETN may drop due to a decline in an issuer’s credit quality or a downgrade in the issuer’s credit rating, even if there is no change or an increase in the reference index. ETNs are subject to the additional risk that notes may trade at a premium or discount to their reference index. When the Fund invests in an ETN, shareholders of the Fund bear their proportionate share of the ETNs’ fees and expenses as well as their share of the Fund’s fees and expenses. There may also not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Fixed Income Risk

Investing in long or short positions in fixed income securities subjects the Fund to additional risks, which include credit risk, interest risk, maturity risk, investment grade securities risk, municipal securities risk and prepayment risk. These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Securities Risk

Investing in long or short in foreign issuers involves risks not typically associated with U.S. investments, including settlement risks, currency fluctuation, foreign tax risks, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions as well as settlement and custody risks.

Fund-of-Funds Structure Risk

There are certain risks associated with the use of a fund-of-funds structure. These risks include, but are not limited to:

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Expenses. Your cost of investing in the Fund will be higher than the cost of investing directly in the underlying funds. In addition, costs may be higher than mutual funds that invest directly in stocks and bonds.

●	Allocation Risk. The Fund may be prevented from fully allocating assets to an underlying fund due to regulatory limitations which may impact a fund-of-funds.

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Underlying Fund Risk. All risks associated with an underlying fund are applicable to the Fund. In addition, the Adviser’s assumptions about an underlying fund may be incorrect in view of actual market conditions. The Adviser may be subject to potential conflicts of interest in the selection of underlying funds. An underlying fund may experience large purchases or redemptions, which could affect the performance of the Fund.

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Transparency Risk. The underlying funds are not managed by the Adviser, and the Adviser has access to information regarding the underlying fund’s investments to the extent the underlying fund’s adviser makes those available.

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●	Underlying Fund Managed Portfolio Risk. The underlying fund adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the underlying fund to incur losses.

Futures Contracts Risk

There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Initial Public Offering Risk

The Fund may purchase securities of companies in initial public offerings (“IPOs”). Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Large Capitalization Company Risk

Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Leverage Risk

The Fund, either directly or through an underlying investment, may incur leverage through, borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts and forward currency contracts and engaging in forward commitment transactions.

The Fund may also be exposed to leverage if it invests in leveraged ETFs that seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivatives strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. Because leveraged ETFs typically seek to obtain their objective on a daily basis, holding leveraged ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs. The investment strategies used by an underlying investment may also cause the Fund to incur leverage through, for example, borrowing for other than temporary or emergency purposes, investments in certain derivatives, short sales and futures contracts and forward currency contracts and engaging in forward commitment transactions.

Liquidity Risk

When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain classes of securities, including, in particular, certain types of asset-backed, mortgage-backed and real estate-related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Mid-Capitalization Company Risk

The Fund’s investments in mid-capitalization companies may entail greater risks and its securities’ prices may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of mid-capitalization companies may be traded in lower volume and be less liquid. At certain times, the general market may not favor the mid-sized companies in which the Fund invests and as a result the Fund could underperform the general market. Mid-sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. The smaller the company, the greater effect these risks may have on the company’s operations and performance which could have a significant impact on the price of the security.

Mortgage-Related Securities Risk

Mortgage-related (and other asset-backed) securities represent interest in pools of mortgages (or other assets). Mortgage-Related Securities can have a fixed or adjustable interest rate. The Fund may also invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in collateralized mortgage obligations

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(“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranche’s priority is generally with respect to payment of principal. With respect to CDOs, each tranche’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranche until all other tranches with earlier stated maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO. The value of such securities may be affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the underlying assets, the creditworthiness of entities that provide supporting letters of credit or other credit enhancements and the market’s assessment of the underlying assets. Mortgage-Related Securities are subject to prepayment risk, which is the risk that issuers of such securities will prepay their debt when interest rates fall and cause the Fund to have to invest its assets in lower yielding investments. The risk of prepayment is difficult to predict and may result in volatility in the Fund.

Multiple Investment Sub-Adviser Risk

The Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses to the Fund. Each Sub-Adviser uses a particular style or set of styles to select investments for the Fund. Those styles may be out of favor or may not produce the best results over the investment time periods. Each Sub-Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Non-Diversified Risk

An underlying investment (such as another fund) that is non-diversified may invest a larger percentage of its assets in a given security than a diversified fund. As a result, it may be more susceptible to a single adverse economic, political or regulatory occurrence affecting one or more issuers in which a large percentage of its assets is invested and may experience increased volatility due to its investments in those securities.

Options Risk

The Fund’s investment in options may have additional risks. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of interest rates, volatility, dividends, the exercise price, stock price and other market factors. These factors may change rapidly over time. There may also be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective. In addition, each over-the-counter (“OTC”) option exposes the Fund to counterparty risk, and the Adviser may determine to concentrate any or all of its OTC option transaction with a single counterparty or a small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an OTC options transaction.

Portfolio Turnover Risk

Frequent trading of securities by the Fund or an underlying investment may result in a higher than average level of capital gains, including short-term gains, and will result in greater transaction costs to the Fund. Higher portfolio turnover may increase the level of short-term capital gains. To the extent distributions to shareholders are made from net-short-term capital gains of the Fund (i.e., net capital gain on securities held or treated as held by the Fund for one year or less minus any net capital losses on securities held or treated as held by the Fund for more than one year), the distributions will be taxed at ordinary income rates for federal income tax purposes, rather than at lower long-term capital gains rates. Greater transaction costs and higher expenses as a result of portfolio turnover can negatively impact the Fund’s performance.

Preferred Stock Risk

If interest rates rise, the dividend on preferred stock may be less attractive, causing the price of preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to credit risk.

Repurchase and Reverse Repurchase Transactions Risk

The Fund may enter into repurchase and reverse repurchase transactions agreements. The risks associated with these types of transactions arise if the other party to the agreement defaults or goes bankrupt and the Fund experiences losses or delays in recovering their investments. In a repurchase transaction, the Fund could incur a loss if the value of the securities sold has increased in value relative to the value of the cash or collateral held by the Fund. In the case of a reverse repurchase agreement, the Fund could incur a loss if the value of the securities purchased by the Fund has decreased in value relative to the value of the collateral held by the Fund. Reverse repurchase agreements may be considered borrowing for some purposes.

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Restricted Securities Risk

Rule 144A securities, which are restricted securities, may be less liquid investments than registered securities because Rule 144A securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule144A securities will develop. A restricted security that when purchased was liquid in the institutional markets may subsequently become illiquid.

Risk of Underlying Pools

Underlying Pools are subject to management, transactional and other expenses, which will be indirectly paid by the Fund as an investor party to a swap contract on an Underlying Pool. A total return swap on an Underlying Pool is not a direct investment in the Underlying Pool, and the cost of investing in the Fund may be higher than the cost of investing directly in an Underlying Pool and may be higher than other mutual funds that invest directly in stocks and bonds. The Underlying Pools will pay management fees, brokerage commissions, and operating expenses to one or more advisors engaged to trade alternative and/or hedging strategies on behalf of the Underlying Pools (each an “Underlying Pool Manager”), which will affect the returns to which the Fund seeks access via the total return swap. There is no guarantee that any of the trading strategies used by the Underlying Pool Managers retained by the Underlying Pools will be profitable or avoid losses.

Short Sales Risk

The Fund may sell securities short. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. Any loss will be increased by the amount of compensation, dividends or interest the fund must pay to the lender of the security. Because a loss incurred by the Fund on a short sale results from increases in the value of the security, losses on a short sale are theoretically unlimited. In addition, the Fund may not be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned on short notice, and the fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time when other short sellers of the same security want to close out their positions, it is more likely that the Fund would have to close out its short position at an unfavorable price. If the Fund take both long and short positions, there is a risk that the value of securities held long might decrease and the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the Fund’s potential losses could exceed those of mutual funds that hold only long positions.

Small Capitalization Company Risk

Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio. Small-cap companies may not have the management experience, financial resources, and competitive strengths of large- or mid-cap companies. At certain times, the general market may not favor the smaller, growth-oriented companies in which the Fund invests and as a result the Fund could underperform the general market. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company’s operations and performance which could have a significant impact on the price of the security.

Subsidiary Risk

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Subsidiary will be achieved. In addition, the Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund.

Tax Risk

The Fund is limited in its ability to derive qualifying income from direct investment in certain commodity-linked derivative instruments. The Fund intends to treat its income from such commodity-linked derivative Instruments and the Subsidiary as qualifying income for purposes of Subchapter M of the Code. The tax treatment of income from commodity-linked investments and from the Subsidiary is not certain and may be adversely affected by changes in legislation, regulations or other legally binding authority. If the income of the Fund from certain commodity-linked investments or from the Subsidiary were treated as non-qualifying income for a regulated investment company (“RIC”), the Fund might not qualify as a RIC. The Fund must remain a RIC to avoid federal income tax at the Fund level.

Substantially all income of the Subsidiary is expected to consist of “Subpart F income” (within the meaning of Section 952 of the Code) which will be includible in the taxable income of the Fund whether or not distributed. The IRS has recently issued a proposed Treasury Regulation which, if finalized, would treat Subpart F income from foreign subsidiaries as non-qualifying

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income for a RIC except where the subsidiary distributes the income in the year that it is earned. To satisfy the requirements of the proposed Treasury Regulations, the Subsidiary will continue its practice of declaring and distributing, no less than annually, a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of Subpart F income generated by or expected to be generated by the Subsidiary’s investments during the taxable year. Such dividend distributions are expected to be “qualifying income” pursuant to Subchapter M of the Code.

What are the Non-Principal Risks of Investing in the Fund?

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, the sub-advisers, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Manager of Managers Structure Risk

There is a risk that the Adviser may be unable to identify and retain sub-advisers who achieve superior investment returns relative to other similar sub-advisers.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

Highland Associates, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in 1987 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 2545 Highland Avenue South, Suite 200, Birmingham, AL 35205.

Pursuant to the Investment Advisory Agreement, as amended (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The Adviser has contractually agreed, with respect to the Fund’s Class I shares, to waive the portion of its 1.50% investment advisory fee in excess of any Sub-Advisory Fees paid by the Adviser to sub-advisors in connection with the Fund. This agreement will be in effect through August 31, 2018. The Adviser will not be permitted to discontinue this agreement to waive fees without the approval by the Fund’s Board of Trustees.

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, the shareholders of the Fund by a vote of a majority of the outstanding voting securities of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended April 30, 2017. On December 5, 2012, the Adviser and Financial Investors Trust (the “Trust”), of which the Fund is a series, were granted an exemptive order from the SEC that allows the Adviser to allocate and reallocate the assets of the Fund among any sub-advisers so selected pursuant to a “manager of managers”

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structure. The Adviser has the responsibility, subject to the oversight of the Trust’s Board, to continuously supervise each sub-adviser, monitor its adherence to the Fund’s investment strategies and evaluate its performance results. The Adviser also has the authority under this structure to retain and terminate sub-advisers, engage new sub-advisers and make material revisions to the terms of the sub-advisory agreements subject to the approval of the Trust’s Board of Trustees, but not shareholder approval. For services rendered under the sub-advisory agreements, each sub-adviser will receive a fee directly from the Adviser out of the fees that the Adviser receives from the Fund. The Fund will be required to notify shareholders within 90 days after a sub-adviser begins providing its services.

The Subsidiary has entered into a separate advisory agreement with the Adviser (the “Subsidiary Advisory Agreement”) for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary is obligated to pay the Adviser a management fee at the same rate that the Fund pays the Adviser for services provided to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. This waiver may not be terminated without the consent of the Board of the Fund.

Currently, the Fund has agreements with three Sub-Advisers. The Adviser and the Trust have entered into sub-advisory agreements with respect to the Fund with the following Sub-Advisers, one or more of which may be selected from time to time by the Adviser, to manage a portion of the Fund’s assets.

Boston Partners, 909 Third Avenue, 32nd Floor, New York, New York 10022, is a wholly owned indirect subsidiary of ORIX Corporation of Japan. Boston Partners provides investment management and investment advisory services to other institutional and proprietary accounts.

Incline Global, 40 West 57th Street, Suite 1430, New York, New York 10019. Incline Global was founded in April 2012 by Jeff Lignelli and is registered with the SEC as an investment adviser. Incline Global employs a global long/short equity strategy focused primarily on identifying investments that fit proprietary frameworks followed by highly detailed company-specific research.

Chatham, 26 Main Street, Suite 204 Chatham, New Jersey 07928, is an independent investment advisor formed in 2003 and is majority owned by Anthony Melchiorre.

The Sub-Advisers will be engaged to manage the investments of the Fund according to the Fund’s investment objective, policies and limitations and any investment guidelines established by the Adviser and the Board of Trustees. The Adviser will pay the Sub-Advisers out of the advisory fee paid to the Adviser pursuant to the Advisory Agreement. The Fund is not responsible for the payment of the Sub-Advisory fee. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements is available in the Fund’s annual report for the period ended April 30, 2017, except for the Board’s approval of the Sub-Advisory Agreement with Incline Global, which is available in the Fund’s semi-annual report for the period ended October 31, 2016.

On October 16, 2012, the Adviser and the Trust were granted an exemptive order from the SEC that allows the Fund to invest in both affiliated and unaffiliated investment companies in excess of the limits provided in Section 12(d)(1) of the 1940 Act, subject to the terms and conditions of such order.

When this exemptive order and the exemptive order relating to the “manager of managers” structure are both relied upon, the Adviser will be responsible for determining the allocation of the Fund’s assets among the various underlying funds and sub-advisers, subject to the supervision of the Trust’s Board of Trustees.

During the most recent fiscal year ended April 30, 2017, the Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment adviser. Daily investment decisions are made by the portfolio managers, whose investment experience is described below under the heading “Portfolio Managers.”

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual advisory fee to investment adviser (as a percentage of daily net assets)	Annual advisory fee to sub-adviser (as a percentage of daily net assets)
Highland Resolute Fund	1.50%	1.25%	0.04%

PORTFOLIO MANAGERS

The following individuals are jointly responsible, on behalf of the Adviser, for the day-to-day management of the Fund’s portfolio and for the oversight of the Sub-Advisers’ activities. Each of the persons listed below has served as the Fund’s portfolio manager on behalf of the Adviser since the Fund’s inception in December 2011.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
R. Scott Graham, CFA

Lead Portfolio Manager of the Fund. Mr. Graham joined the Adviser in September 2006 as a consultant to the firm’s institutional client base and has been a shareholder in the Adviser since September 2008. Mr. Graham became a Principal of the Adviser in September 2014 and Chief Investment Officer in November 2014. Mr. Graham is a voting member of the Adviser’s investment oversight committee which oversees the entire asset allocation and manager selection process for the firm. Prior to joining the Adviser, Mr. Graham was a senior financial analyst with Vulcan Materials Company where he managed the internal portfolio for the company

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PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Michael T. Lytle, CFA

Assistant Portfolio Manager of the Fund. Mr. Lytle joined the Adviser in October 2006 as a consultant to the firm’s institutional client base and has been a shareholder in the Adviser since September 2008. Mr. Lytle became a Principal of the Adviser in September 2014. Mr. Lytle is a voting member of the Adviser’s investment oversight committee which oversees the entire asset allocation and manager selection process for the firm. Prior to joining the Adviser, Mr. Lytle was a fixed income portfolio manager with AmSouth Asset Management where he managed a number of institutional fixed income portfolios as well as developed and managed the company’s model portfolio program.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

While Mr. Graham and Mr. Lytle will have the day-to-day responsibility of managing the fund, the Adviser’s entire investment process is overseen by the firm’s Investment Oversight Committee (“IOC”). The IOC includes all of the investment professionals of the firm and the seven voting members average 20 years of investment experience and are all shareholders in the firm.

Boston Partners

Each of the persons listed below is jointly responsible for the day-to-day management of the particular portion of the Fund’s assets allocated to Boston Partners, subject to the oversight of the Adviser, and has served as a portfolio manager of the Fund on behalf of Boston Partners since October 2014.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jay Feeney

Co-Chief Executive Officer and Chief Investment Officer-Equities of Boston Partners. Mr. Feeney is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios.

Eric Connerly

Director of Research – Quantitative of Boston Partners. Prior to assuming this role, Mr. Connerly was a research analyst covering the financial, electronics, defense, transportation, and energy sectors and managed a merger arbitrage portfolio. He joined the firm from John Hancock Mutual Funds where he was an analyst and assisted in the management of a small cap portfolio. Prior to that, he was a senior equity analyst at SEI Investments overseeing their small cap equity portfolios.

INCLINE GLOBAL

Each of the persons listed below is responsible for the day-to-day management of the particular portion of the Fund’s assets allocated to Incline Global, subject to the oversight of the Adviser, and has served as a portfolio manager of the Fund on behalf of Incline Global since August 2016.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jeff Lignelli

Mr. Lignelli founded Incline Global in April 2012 as the firm’s Chief Executive Officer and Portfolio Manager. Prior to 2012, Mr. Lignelli was a Senior Partner at Appaloosa Management L.P. and was the CEO and Portfolio Manager of Stonebrook Fund Management, a private fund adviser. Mr. Lignelli received his Bachelor of Science degree from the Wharton School of Business of the University of Pennsylvania.

CHATHAM

The person listed below is responsible for the day-to-day management of the particular portion of the Fund’s assets allocated to Chatham, subject to the oversight of the Adviser, and has served as a portfolio manager of the Fund on behalf of Chatham since January 2017.

PORTFOLIO MANAGER	PAST 5 YEARS’ EXPERIENCE
Anthony R. Melchiorre

Senior Partner, Lead Portfolio Manager of the Fund. Mr. Melchiorre co-founded Chatham in April 2003 and became sole Managing Member of Chatham in January 2006. Prior to co-founding Chatham, Mr. Melchiorre was a Managing Director and Head of Global High Yield Trading at Morgan Stanley from 1998 to 2002. Anthony received his B.A. in economics from Northwestern University and an M.B.A. from the University of Chicago.

Kevin O’Malley

Partner, Co-Portfolio Manager of the Fund. Mr. O’Malley joined Chatham in January 2004. Prior to joining Chatham, Mr. O’Malley spent 12 years at Morgan Stanley where he served as a founding member of the leveraged loan trading and underwriting business. Kevin graduated from Boston College with a Bachelor of Science degree in Finance.

Evan Ratner

Partner, Co-Portfolio Manager of the Fund. Mr. Ratner joined Chatham in January 2009. Prior to joining Chatham, Mr. Ratner spent 18 years at DLJ/CS where he served in multiple roles, most recently as a managing director and head of distressed investment research. Evan holds both an M.B.A. and a Bachelor of Arts in economics from Columbia University,

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

Classes of Shares

The Fund currently offers Class I shares.

Sales of shares of the Fund are limited to existing or new investment advisory clients of the Adviser. Further, Class I shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Payments to Financial Intermediaries

The Adviser, Sub-Advisers and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s or Sub-Advisers’ own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amounts generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser or Sub-Advisers and may be substantial. Revenue sharing payments create no additional cost to the Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any distribution related services, if any, provided to the Fund shareholders.

Investment Minimums

The Fund offers investors one class of shares: Class I shares. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy or redeem shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase or redeem shares of the Fund directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee. The

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Fund calculates the Net Asset Value (“NAV”) per share for the Fund at the end of each business day. You may obtain the current NAV of Fund shares at no cost by calling (855) 268-2242.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Redeeming Shares

The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

It is anticipated that a Fund will meet redemption requests through the sale of portfolio assets or from its holdings in cash or cash equivalents. A Fund may use the proceeds from the sale of portfolio assets to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed or abnormal market conditions, including circumstances adversely affecting the liquidity of a Fund’s investments, in which case a Fund may be more likely to be forced to sell its holdings to meet redemptions than under normal market conditions. Each Fund reserves the right to redeem in kind. Redemptions in kind typically are used to meet redemption requests that represent a large percentage of a Fund’s net assets in order to limit the impact of a large redemption on the Fund and its remaining shareholders. Redemptions in kind may be used in normal as well as in stressed market conditions. A Fund may also borrow, or draw on lines of credit that may be available to the Fund individually or to the Trust, in order to meet redemption requests during stressed market conditions. Under the 1940 Act, a Fund is limited as to the amount that it may borrow and accordingly, borrowings (including those made under a line of credit) might be insufficient to meet redemption requests.

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell your shares of the Fund after holding them 90 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

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Highland Resolute Fund

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;

●	Redemptions related to death or due to a divorce decree;

●

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell your shares of the Fund after holding them 90 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its

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Highland Resolute Fund

shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations (including short-term debt obligations that will mature in 60 days or less) is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indices will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over- the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

When such prices or quotations are not available, or when the Fund’s Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than

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Highland Resolute Fund

funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays dividends, if any, on an annual basis. The Fund also normally distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi)

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Highland Resolute Fund

entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

The Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a regulated investment company (“RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as a RIC and will satisfy these distribution requirements. There can be no guarantee that this assumption will be correct.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to shareholders.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which will be taxed to non-corporate shareholders at favorable rates so long as certain requirements are met. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends received by the Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from ETFs in which the Fund owns investments, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. The Fund may realize ordinary income from distributions from ETFs, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

The maximum long-term capital gain rate applicable to individuals and other noncorporate shareholders is 20% in addition to the 3.8% surtax on net investment income described under “Surtax on Net Investment Income,” below. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions of earnings are taxable whether a shareholder receives them in cash or reinvests them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, while in effect a return of capital, the dividend or distribution is still taxable. A shareholder can avoid this by investing soon after the Fund has paid a dividend.

Sale of Fund Shares

A shareholder’s sale of Fund shares will generally result in taxable gain to the extent that the amount realized from the sale exceeds the shareholder’s adjusted tax basis in the Fund shares sold, and loss to the extent that the shareholder’s adjusted tax basis in the Fund shares sold exceeds the shareholder’s amount realized with respect to such shares. Gains from the sale of Fund shares held for more than one year generally are taxed to noncorporate shareholders at favorable long-term capital gain rates, while those resulting from sales of shares held for one year or less (to the extent not offset by the shareholder’s net capital losses from other sources) generally are taxed as short-term capital gain, subject to rates that apply to ordinary income. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES –Sale or Redemption of Shares.”

Redemption of Fund Shares

A shareholder who redeems shares in the Fund generally will recognize a capital gain or loss. The gain or loss will be equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain

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Highland Resolute Fund

circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the shares have been held for one year or less. In certain situations, a loss on the sale of shares held for six months or less will be a long term loss. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “TAXES – Sale or Redemption of Shares.”

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding its ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. The Fund may make certain tax elections with respect to an investment in a passive foreign investment company, which may result in an acceleration of the recognition of income and/or the recognition of ordinary income. For more information, see the SAI under “TAXES – Special Tax Considerations.”

The Fund may at times buy debt obligations at a discount from the price at which they were originally issued (“original issue discount”), especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in the Fund’s ordinary income. Even though payment of that amount is not received until a later time, and will be subject to the risk of nonpayment, related distributions will be taxed to shareholders as ordinary income. The Fund may also buy debt obligations in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of a trust or estate to the extent that the taxpayer recognizes gross income (as adjusted) in excess of a certain amount for a year. Net investment income includes, among other types of income, ordinary income, dividend income and capital gain derived from an investment in the Fund. For information regarding the surtax on net investment income, see the SAI under “TAXES – Surtax on Net Investment Income.”

Cost Basis Reporting

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders (other than shareholders who hold their shares through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account) the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. If a shareholder does not make a timely election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situations.

Backup Withholding

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish certain information and certifications to the Fund or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. For more information regarding backup withholding, see the SAI under “TAXES – Backup Withholding” and “TAXES – Foreign Accounts.”

Foreign Accounts

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. This withholding tax generally may be avoided if the financial institution that maintains the account satisfies certain registration, certification and reporting requirements. For more information regarding withholding with respect to foreign accounts, see the SAI under “TAXES – Foreign Accounts.”

You should consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Highland Resolute Fund

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements and financial highlights, are included in the Fund’s annual report, which is available upon request by calling the Fund at (855) 268-2242.

For a share outstanding throughout the periods presented

Redmont Resolute Fund*	Financial Highlights
* Effective August 31, 2017, the Redmont Resolute Fund changed its name to the Highland Resolute Fund.	For a share outstanding throughout the periods presented

	Class I
	For the Year Ended April 30, 2017(a)		For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.75		$11.32		$11.18		$11.05		$10.34
INCOME/(LOSS) FROM OPERATIONS
Net investment income(b)	0.09		0.16		0.20		0.13		0.11
Net realized and unrealized gain/(loss) on investments	0.45		(0.39)		0.26		0.19		0.68
Total from Investment Operations	0.54		(0.23)		0.46		0.32		0.79

LESS DISTRIBUTIONS
Net investment income	(0.13)		(0.18)		(0.24)		(0.11)		(0.08)
Net realized gain on investments	(0.02)		(0.16)		(0.08)		(0.08)		—
Total Distributions	(0.15)		(0.34)		(0.32)		(0.19)		(0.08)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.39		(0.57)		0.14		0.13		0.71
NET ASSET VALUE, END OF PERIOD	$11.14		$10.75		$11.32		$11.18		$11.05
TOTAL RETURN(c)	5.04%		(2.02)%		4.16%		2.85%		7.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, End of Period (000s)	$491,811		$686,659		$689,266		$604,949		$446,319
RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding reimbursement/waiver(d)	1.77	%(e)(f)	1.69	%(e)	1.68	%(e)	1.69	%(e)	1.32%
Operating expenses including reimbursement/waiver(d)	0.52	%(e)	0.35	%(e)	0.33	%(e)	0.29	%(e)	0.22%
Net investment income including reimbursement/waiver(d)	0.86%		1.49%		1.79%		1.19%		1.08%
PORTFOLIO TURNOVER RATE	94%		27%		54%		114%		51%

(a)	Prior to August 31, 2016 the Redmont Resolute Fund was known as the Redmont Resolute Fund II.
(b)	Calculated using the average shares method.
(c)

Total investment return is calculated assuming a purchase of a common share at the opening of the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns would have been lower had certain expenses not been waived during the period. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(e)	Dividend and interest expense on securities sold short totaled 0.10%, 0.08%, 0.10%, and 0.08% of average net assets for the years ended April 30, 2017, 2016, 2015, and 2014, respectively.
(f)

The ratio of operating expenses excluding fee waiver/reimbursements to average net assets is calculated excluding the waived Subsidiary management fee. The ratio inclusive of that fee would be 1.81% for the year ended April 30, 2017.

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Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports will discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 268-2242, by writing the Fund at Highland Funds, P.O. Box 1436, Denver, CO 80201, or by calling your financial consultant.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)